UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

Michael Beattie

c/o SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: March 31, 2024

Date of reporting period: September 30, 2023

Item 1. Reports to Stockholders.

(a)	A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund III

GQG Partners Emerging Markets Equity Fund

GQG Partners Global Quality Equity Fund

GQG Partners US Select Quality Equity Fund

GQG Partners Global Quality Dividend Income Fund

GQG Partners International Quality Dividend Income Fund

GQG Partners US Quality Dividend Income Fund

SEMI-ANNUAL REPORT		SEPTEMBER 30, 2023

Investment Adviser:
GQG Partners LLC

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
SEPTEMBER 30, 2023

The Funds file their complete schedules of investments with the US Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (Form N-Q for filings prior to March 31, 2020). The Funds’ Form N-Q and Form N-PORT are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to Fund securities, as well as information relating to how the Funds voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-362-8333; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS SEPTEMBER 30, 2023 (Unaudited)

LETTER TO SHAREHOLDERS

Dear Shareholders:

INTRODUCTION

Whether it’s the Fed, ECB, BOJ, RBA, SNB, or LMNOP, the non-stop fawning over acronyms and alphabet soup dominated the headlines earlier this year as well as in 2022. In some sense, this is completely normal given the rate of change of policy interest rates globally. It makes even more sense given that less than two years ago, developed market policy rates were zero or negative.

To reiterate, we believe taking a “macro” view of things is a very useful risk management tool. The refrain “we don’t do macro” does not make a lot of sense to us, and in our opinion, sticking to that refrain generally did not help investors very much last year. However, being solely focused on macro probably did not help investors very much this year, given all of the mixed signals globally.

If one was overly focused on commodities this year, it might look like a global recession — US commercial real estate may hint at a recession in many parts of the US; Germany may point to a recession given negative GDP growth. But in our view, other variables don’t look as troubling: US housing—not too terrible; general unemployment—quite low; banking systems (minus a handful of acute issues earlier in 2023)—pretty good. However, much to the dismay of investors, not everything has a clear cause, nor an immediate effect.

Therefore, a bit of randomness in the system can actually be quite beneficial, even if it is not so comforting mentally. If you are trying to grow plants, shocking the soil a bit can be a good thing because seeds tend not to grow on top of untilled ground. Similarly, good ideas often come from re-orienting the focus, and having a bit of a shock to the system helps to avoid complacency and leads to questioning of preconceived notions.

FORWARD-LOOKING QUALITY: A KEY DIFFERENTIATOR

We believe our portfolio positioning and results for this semi-annual period are a direct result of our forward-looking approach. Much of our outperformance was driven by two generally unrelated areas that have really unfolded and/or accelerated more recently: energy and technology. We think our portfolio construction is unique versus peers and a key differentiator when you can look across the landscape and be sanguine about both areas. Below, we elaborate on why we are constructive on both sectors, using a traditional lens.

The crux of our energy thesis is that the industry tends to go through a boom-and-bust cycle, as with many other industries. If you think about it, in a non-obvious way, the energy sector is almost a sibling of technology, given the many cycles these sectors tend to go through. During the last bust period the energy industry faced enough challenges that forced it to become frugal over the past few years in its capital spending, and that sets up a strong base for cash flows and earnings over the next five years, in our view. While we are not in

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS SEPTEMBER 30, 2023 (Unaudited)

the business of forecasting oil prices, what is more heartening and, in our opinion, more sustainable, is that the industry has lowered costs. This has resulted in higher returns on capital, even at lower prices than the prior cycle highs, and favorable bottom-up economics.

The energy companies we own operate what we consider to be high-quality assets that we believe are profitable at oil prices well below current levels. These companies are determined, in our opinion, to return capital to shareholders while their stocks offer what we think are attractive dividend yields and trade at reasonable valuations.

Oil demand remains resilient, historically demonstrating modest growth despite innovations around fuel efficiency and green technology. To date, electric vehicle impact on oil demand has been minimal at best such that the decarbonization push appears to have only impacted oil supply, not oil demand. Supply continues to be disciplined, and the higher interest rate environment increases hurdle rates. At the same time, oil production depletes unless replenished (and shale depletes more rapidly than traditional wells). Hence, the industry must continue to invest to offset these declines.

Because we feel this capital discipline setup is distributed broadly across the entire energy complex, refining is another area where we find that utilization and throughput is weak, especially in Europe. Many European refineries were built in the 1970s and they are now increasingly unable to run at their stated capacities. Why are these energy names still undervalued? We think a key reason is the ESG backlash, with many investors taking the approach that they will not touch fossil fuels. We believe this may be shortsighted and potentially detracts from generating superior returns.

It is not just fossil fuel companies that we like. We also have significant exposure to the technology sector. We had a similar boom and bust in technology last year because of a pull forward in earnings on account of COVID, in our opinion. Similar to the energy companies, technology firms reacted to the changing external environment by cutting costs and re-prioritizing their spending.

With the COVID bump now in the rear-view mirror, we believe advances in artificial intelligence (AI) offer additional long-term growth opportunities, despite year-to-date capital appreciation for a variety of AI and AI-linked companies. For us, it is less important to find the next “AI winner” in terms of specific applications, usually with some sort of comparison to the likes of ChatGPT. The struggle is that even as adoption increases – and we believe it is highly likely it will – profitability from such an enterprise, at least as we sit here in 2023, is highly uncertain.

However, we have observed that conversations and topics of discussion around AI, regardless of narrow constructs, are increasing substantially. Additionally, we also know that AI related tasks are highly computationally intensive, so our approach has been akin to selling picks and shovels to 19th century gold miners rather than betting on any individual miner themselves. We do not know ex-ante who is going to strike gold in AI, but it is going

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS SEPTEMBER 30, 2023 (Unaudited)

to be really difficult using your hands, so those folks in line who have their tools leveraged for the task, should benefit from the inevitable “rush”, and therein lies the opportunity.

While energy and technology garner a lot of the headlines, certain pharmaceutical companies in the healthcare sector also received a lot of attention. Select pharma names are leveraging their extensive experience in diabetes management and are leaders in GLP-1 therapies. We believe the GLP-1 drugs are the first truly effective weight loss treatments outside of more surgical methods. Given that obesity is a chronic condition that tends to lead to a variety of other negative health outcomes, our view is that with time, an improved ability to manage one’s weight should be welcomed by a variety of stakeholders (insurers, physicians, governments, etc.).

GROWING OPPORTUNITIES

We have been discussing for a while now how many developed market nations appear to be running the old emerging markets playbook. For those developed markets actively using those old plays, this is likely not a favorable situation. Last year, currency moves were a big part of the landscape as shifting monetary tectonics hit hard in the west. This year, while currency is still a piece of the puzzle, things have shifted more toward government policy in a very real way.

While red tape has long been a hallmark of emerging markets, the winds seem to have shifted sharply to developed markets. Western societies in particular seem to have overreacted with bureaucracy as evidenced by New York City considering regulating the use of coal fired ovens to make pizzas, not only altering the taste of the beloved pie, but potentially putting out of business those small mom and pop shops that cannot profitably afford to retrofit their equipment.

The point here is not to make light of actual climate or environmental concerns, of which there are many. We have even addressed a variety of issues with companies, assuming they are material to the business they are undertaking. However, not only does over-regulation potentially miss the materiality mark, but it may weaken legitimate concerns because if everything is a problem, then nothing is. While the west has found itself bogged down in trivialities, the two most populous countries on the planet, China and India, have strong contrasts of their own, but of a far more substantive variety.

It was not that long ago that India’s population was smaller than China’s – just a few months to be exact, as India surpassed China in April 2023, according to the UN. Only a decade ago, India was labeled as one of the Fragile Five emerging market economies while China was seen as the globe’s growth engine. However, a lot can happen in a decade, and we are finally seeing the contrast between the two nations play out in real time and, in our view, it is quite striking. India’s public debt to GDP is less than half that of China’s and despite the fact that India has a lot of catching up to do in market cap terms, India has now surpassed that of other developed markets, including the UK.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS SEPTEMBER 30, 2023 (Unaudited)

Interestingly enough, however, is that regardless of headlines and Fragile Five labels, the MSCI India Index has historically outperformed the MSCI China Index. In our view, this has a lot to do with fundamentals, specifically MSCI India’s strong and accelerating earnings growth relative to the MSCI China Index and higher returns on equity (ROE), with India generally exhibiting a combination of higher quality businesses and, in our view, superior management teams.

Given the strong fundamental backdrop, combined with what we think is a much easier path to navigate on the regulatory side (India is on a large de-regulation campaign, China, not so much), we believe there is still a lot of headroom for growth within India, and we view GQG as well positioned to capture future growth opportunities ahead.

EARNINGS ARE STILL LIKE GRAVITY

Regardless of which industry or company we analyze, the real driver for us to own a name in one of our portfolios is our view of long-term earnings growth potential. In other words, we like deep moat businesses with long runways of growth. We take a five-year view of businesses that we want to buy, while dynamically managing position sizes based on the relative attractiveness of the opportunity set. We do not assume that someone else might pay higher earnings multiple down the line. We buy because we believe the expected earnings growth over the next five years, and beyond, is attractive for the current valuation.

Therefore, at the end of the day, the macro may deteriorate, political winds will blow as they will, and the global opportunity set may shift. However, we believe bottom-up opportunities will always exist, assuming one is willing to look.

As always, thank you for your continued support.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING MARKETS EQUITY FUND SEPTEMBER 30, 2023 (Unaudited)

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the period April 1, 2023 through September 30, 2023, Institutional Shares of GQG Partners Emerging Markets Equity Fund outperformed the benchmark MSCI Emerging Markets by 1,402 basis points, posting a total return of +11.97 per cent versus a benchmark return of -2.05 per cent.

On a sector basis, the largest contributors to relative performance were stock selection in Energy, an overweight to Energy, and stock selection in Industrials. The largest detractors to relative performance were an overweight to Consumer Staples, an underweight to Information Technology, and an underweight to Industrials. On a country basis, the largest contributors to relative performance were an overweight to India, an overweight to Brazil, and stock selection in Brazil. The largest detractors to relative performance were an overweight to the United States, stock selection in the Netherlands, and stock selection in Taiwan.

During the period, we added exposure to the Utilities and Information Technology sectors. In Industrials, we believe India is in the early innings of an infrastructure spending cycle to drive economic growth and improve the country’s competitiveness. India’s National Infrastructure Pipeline is a government program that has announced more than 9,000 projects totaling $1.4 trillion emphasizing energy and power, as well as roads and railways. Regarding Information Technology, we believe the overearning that occurred during the pandemic has re-based to more realistic levels while earnings expectations have normalized to pre-Covid trends. The fundamental picture is improving, in our view, with semiconductor inventories declining while demand for servers, personal computers, and smartphones appears to be bottoming out. In addition, recent advances in generative artificial intelligence and large-language model applications are expected to be a growth driver for data centers as well as select hardware and memory providers.

In contrast, we reduced exposure to Consumer Staples. We believe certain names in that sector had become expensive relative to their expected growth rates and we found what we consider to be more compelling opportunities elsewhere.

Notable Contributor to Performance

Petróleo Brasileiro S.A. - Petrobras is an oil and gas exploration and production company with additional operations in refining, transportation, petrochemicals, and power generation. The firm is headquartered in Brazil. There appeared to be two catalysts driving the shares higher during the period. First, the company announced a new capital return policy exceeding investor expectations in which 45% of free cash flow is expected to be returned to shareholders on a quarterly basis, with a minimum annual dividend of $4 billion, while special dividends and share buybacks will be considered. Second, Brent crude oil prices increased 15%.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING MARKETS EQUITY FUND SEPTEMBER 30, 2023 (Unaudited)

Notable Detractor to Performance

Vale S.A. - Vale is an iron ore miner and makes iron ore pellets used in the steel industry. The company also produces industrial and precious metals. Vale is based in Brazil. The stock declined after posting lower than expected revenue and earnings. We believe the company was impacted by a slow economic recovery in China from its COVID related lockdowns in 2022.

Definition of the Comparative Index

MSCI Emerging Markets Index (Primary Benchmark for the GQG Partners Emerging Markets Equity Fund) captures large and mid cap representation across 24 Emerging Markets (EM) countries. With 1,377 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. EM countries include: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING MARKETS EQUITY FUND SEPTEMBER 30, 2023 (Unaudited)

SECTOR WEIGHTING †

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 90.3%

	Shares	Value

BRAZIL — 13.1%
Banco BTG Pactual	42,878,852	$265,829,693
Banco do Brasil	15,897,685	150,077,043
Centrais Eletricas Brasileiras	47,413,349	348,410,249
Cia Paranaense de Energia *	28,393,200	47,594,291
Petroleo Brasileiro ADR	48,131,138	721,485,759
Vale	21,548,874	290,564,514

		1,823,961,549

CHINA — 12.5%
China Life Insurance, Cl H	33,062,785	51,503,282
China Shenhua Energy, Cl H	68,245,302	221,330,934
Kweichow Moutai, Cl A	522,461	129,576,903
Li Auto, Cl A *	1,023,305	18,070,198
Li Auto ADR *	781,414	27,857,409
Meituan, Cl B *	9,959,106	145,727,197
NetEase	2,450,951	49,914,986
NetEase ADR	1,359,375	136,155,000
PDD Holdings ADR *	1,430,035	140,243,533
PetroChina, Cl H	494,320,202	372,388,285
PICC Property & Casualty, Cl H	118,601,464	152,343,409
Tencent Holdings	3,971,568	155,275,461

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING MARKETS EQUITY FUND SEPTEMBER 30, 2023 (Unaudited)

COMMON STOCK — continued

	Shares	Value

CHINA (continued)
Zijin Mining Group, Cl A	83,973,685	$139,681,738

		1,740,068,335

COLOMBIA — 0.4%
Ecopetrol ADR	4,689,638	54,306,008

FRANCE — 4.1%
TotalEnergies	8,640,989	570,052,222

INDIA — 33.7%
Adani Energy Solutions *	18,668,932	182,156,484
Adani Enterprises	12,918,580	375,526,142
Adani Green Energy *	21,293,947	253,131,062
Adani Ports & Special Economic Zone	26,819,952	266,499,883
Adani Power *	49,310,691	224,133,432
Adani Total Gas	333,550	2,463,228
Ambuja Cements	35,778,513	183,026,054
Bajaj Finance	712,833	67,048,128
HDFC Bank	11,539,989	212,105,258
ICICI Bank	33,250,205	381,146,360
IDFC First Bank *	74,454,463	85,624,930
ITC	196,766,443	1,053,006,876
JSW Energy	22,662,208	119,367,781
JSW Steel	15,028,442	141,088,596
Macrotech Developers	8,313,544	80,085,735
Max Healthcare Institute	24,760,613	169,183,048
NTPC	72,959,266	215,737,935
Patanjali Foods	7,121,568	106,268,764
State Bank of India	46,806,495	337,374,830
Sun Pharmaceutical Industries	17,836,732	248,870,646

		4,703,845,172

INDONESIA — 4.3%
Bank Central Asia	529,842,730	302,546,884
Bank Mandiri Persero	761,760,474	296,965,827
Bank Negara Indonesia Persero	10,518,668	7,027,192

		606,539,903

MACAO — 0.5%
Sands China *	24,863,154	76,190,899

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING MARKETS EQUITY FUND SEPTEMBER 30, 2023 (Unaudited)

COMMON STOCK — continued

	Shares	Value

MEXICO — 1.7%
Grupo Financiero Banorte, Cl O	28,552,141	$239,986,836

NETHERLANDS — 2.6%
ASML Holding	607,209	359,435,635

RUSSIA — 0.0%
Gazprom PJSC * (A)	30,141,513	3,088
LUKOIL PJSC (A)	2,087,971	214
MMC Norilsk Nickel PJSC * (A)	15,556	2
Polymetal International * (A)	939,651	96
Polyus PJSC * (A)	426,420	44
Rosneft Oil PJSC (A)	23,574,787	2,415
Severstal PAO * (A)	772,406	79

		5,938

SAUDI ARABIA — 2.2%
Bupa Arabia for Cooperative Insurance	1,916,424	106,284,897
Saudi Arabian Oil	22,249,792	207,281,031

		313,565,928

SOUTH KOREA — 2.6%
POSCO Holdings	281,422	110,871,494
Samsung Electronics	5,103,767	258,016,520

		368,888,014

TAIWAN — 4.6%
Taiwan Semiconductor Manufacturing	18,492,282	301,539,666
Taiwan Semiconductor Manufacturing ADR	3,874,000	336,650,600

		638,190,266

TURKEY — 2.2%
KOC Holding	1,916,430	10,254,980
Turk Hava Yollari AO *	15,345,247	135,736,728
Turkiye Petrol Rafinerileri	26,849,407	155,719,705

		301,711,413

UNITED ARAB EMIRATES — 0.1%
ADNOC Logistics & Services *	8,654,612	8,600,301

UNITED STATES — 5.7%

Energy — 0.1%
Exxon Mobil	114,663	13,482,076

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING MARKETS EQUITY FUND SEPTEMBER 30, 2023 (Unaudited)

COMMON STOCK — continued

	Shares	Value

UNITED STATES (continued)

Information Technology — 5.6%
Broadcom	152,560	$126,713,285
NVIDIA	1,505,439	654,850,910

		781,564,195

TOTAL UNITED STATES		795,046,271

Total Common Stock (Cost $11,304,532,747)		12,600,394,690

PREFERRED STOCK — 5.9%

BRAZIL — 5.9%
Itau Unibanco Holding(B)	65,088,419	353,323,013
Petroleo Brasileiro(B)	68,774,309	473,774,909

Total Preferred Stock (Cost $726,539,421)		827,097,922

Total Investments— 96.2% (Cost $12,031,072,168)		$13,427,492,612

Percentages are based on Net Assets of $13,963,624,374.

*	Non-income producing security.
(A)	Level 3 security in accordance with fair value hierarchy.
(B)	There is currently no rate available.

ADR — American Depositary Receipt

Cl — Class

PJSC —Public Joint Stock Company

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING MARKETS EQUITY FUND SEPTEMBER 30, 2023 (Unaudited)

The following is a summary of the level of inputs used as of September 30, 2023, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3†	Total
Common Stock
Brazil	$1,823,961,549	$—	$—	$1,823,961,549
China	1,470,809,694	269,258,641	—	1,740,068,335
Colombia	54,306,008	—	—	54,306,008
France	570,052,222	—	—	570,052,222
India	4,703,845,172	—	—	4,703,845,172
Indonesia	606,539,903	—	—	606,539,903
Macao	76,190,899	—	—	76,190,899
Mexico	239,986,836	—	—	239,986,836
Netherlands	359,435,635	—	—	359,435,635
Russia	—	—	5,938	5,938
Saudi Arabia	106,284,897	207,281,031	—	313,565,928
South Korea	—	368,888,014	—	368,888,014
Taiwan	336,650,600	301,539,666	—	638,190,266
Turkey	301,711,413	—	—	301,711,413
United Arab Emirates	8,600,301	—	—	8,600,301
United States	795,046,271	—	—	795,046,271

Total Common Stock	11,453,421,400	1,146,967,352	5,938	12,600,394,690

Preferred Stock
Brazil	827,097,922	—	—	827,097,922

Total Investments in Securities	$12,280,519,322	$1,146,967,352	$5,938	$13,427,492,612

† A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY EQUITY FUND SEPTEMBER 30, 2023 (Unaudited)

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the period April 1, 2023 through September 30, 2023, Institutional Shares of the GQG Partners Global Quality Equity Fund outperformed the benchmark MSCI ACWI by 818 basis points, posting a total return of +10.74 per cent versus a benchmark return of +2.56 per cent.

On a sector basis, the largest contributors to relative performance were stock selection in Information Technology, stock selection in Healthcare, and stock selection in Energy. The largest detractors to relative performance were an overweight to Healthcare, stock selection in Financials, and stock selection in Consumer Staples. On a country basis, the largest contributors to relative performance were stock selection in the United States, stock selection in Brazil, and an overweight to India. The largest detractors to relative performance were stock selection in India, stock selection in Germany, and an overweight to the United Kingdom.

During the period, we increased exposure to the Communication Services and Information Technology sectors. We are overweight Communication Services due to the potential for certain companies to increase the efficacy and profitability of their online advertising businesses from generative AI applications. Regarding Information Technology, we believe the overearning that occurred during the pandemic has re-based to more realistic levels while earnings expectations have normalized to pre-Covid trends. The fundamental picture is improving, in our view, with semiconductor inventories declining while demand for servers, personal computers, and smartphones appears to be bottoming out. In addition, recent advances in generative artificial intelligence and large-language model applications are expected to be a growth driver for data centers as well as select hardware and memory providers.

In contrast, we reduced exposure to Consumer Staples. We believe certain names in that sector had become expensive relative to their expected growth rates and we found what we consider to be more compelling opportunities elsewhere.

Notable Contributor to Performance

NVIDIA Corporation - NVIDIA designs and markets semiconductors, focusing on graphics processing units (GPUs). The company’s GPUs are used in gaming platforms, data centers, automobile infotainment, and autonomous driving systems. NVIDIA is headquartered in California. The stock rallied after the company increased its sales forecast as data centers ordered more GPUs to generate additional computing power. The data centers were anticipating interest from a wide variety of companies to apply generative artificial intelligence to their business processes.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY EQUITY FUND SEPTEMBER 30, 2023 (Unaudited)

Notable Detractor to Performance

Vale S.A. - Vale is an iron ore miner and makes iron ore pellets used in the steel industry. The company also produces industrial and precious metals. Vale is based in Brazil. The stock declined after posting lower than expected revenue and earnings. We believe the company was impacted by a slow economic recovery in China from its COVID related lockdowns in 2022.

Definition of the Comparative Index

MSCI All Country World (Net) Index (MSCI ACWI) (Primary Benchmark for the GQG Partners Global Quality Equity Fund) The MSCI All Country World (Net) Index (MSCI ACWI) captures large and mid cap representation across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. DM countries include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US. EM countries include: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY EQUITY FUND SEPTEMBER 30, 2023 (Unaudited)

SECTOR WEIGHTING †

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 92.6%

	Shares	Value

AUSTRALIA — 3.8%
Glencore	11,607,149	$66,571,455

BRAZIL — 1.2%
Petroleo Brasileiro ADR	1,395,215	20,914,273

CANADA — 0.2%
Enbridge	110,017	3,665,877

DENMARK — 4.7%
Novo Nordisk, Cl B	905,304	82,764,261
Novo Nordisk ADR	9,132	830,464

		83,594,725

FRANCE — 5.5%
TotalEnergies	1,475,243	97,322,835

INDIA — 7.2%
Adani Enterprises	1,147,309	33,350,765
Adani Green Energy *	1,774,103	21,089,588
Adani Ports & Special Economic Zone	50,251	499,325
Adani Power *	7,320,922	33,276,017

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY EQUITY FUND SEPTEMBER 30, 2023 (Unaudited)

COMMON STOCK — continued

	Shares	Value

INDIA (continued)
HDFC Bank	0	$8
ICICI Bank ADR	1,663,414	38,458,132

		126,673,835

JAPAN — 1.0%
SoftBank Group	404,100	17,155,125

NETHERLANDS — 1.9%
ASML Holding	55,129	32,633,454

RUSSIA — 0.0%
LUKOIL PJSC (A)	57,094	6

SPAIN — 0.0%
Banco Bilbao Vizcaya Argentaria	84,483	689,632

TAIWAN — 0.0%
Taiwan Semiconductor Manufacturing ADR	5,982	519,836

UNITED KINGDOM — 5.5%
ARM Holdings ADR *	307,628	16,464,251
AstraZeneca	111,247	15,074,627
AstraZeneca ADR	954,549	64,642,058

		96,180,936

UNITED STATES — 61.6%

Communication Services — 13.2%
Alphabet, Cl C *	648,831	85,548,367
Meta Platforms, Cl A *	406,426	122,013,150
Netflix *	64,823	24,477,165

		232,038,682

Consumer Discretionary — 4.9%
Amazon.com *	516,231	65,623,285
DR Horton	186,503	20,043,477

		85,666,762

Energy — 4.5%
Exxon Mobil	222,803	26,197,177

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY EQUITY FUND SEPTEMBER 30, 2023 (Unaudited)

COMMON STOCK — continued

	Shares	Value

UNITED STATES (continued)

Energy (continued)
Schlumberger	906,513	$52,849,708

		79,046,885

Financials — 2.6%
Visa, Cl A	201,018	46,236,150

Health Care — 12.3%
Eli Lilly	145,353	78,073,457
IDEXX Laboratories *	47,750	20,879,642
Intuitive Surgical *	101,430	29,646,975
UnitedHealth Group	144,069	72,638,149
Zoetis, Cl A	90,315	15,713,004

		216,951,227

Industrials — 1.5%
Uber Technologies *	554,744	25,512,676

Information Technology — 22.6%
AppLovin, Cl A *	1,116,721	44,624,171
Intuit	18,287	9,343,560
Lam Research	49,922	31,289,612
Microsoft	298,539	94,263,689
NVIDIA	309,363	134,569,811
ServiceNow *	76,225	42,606,726
Synopsys *	58,783	26,979,634
Workday, Cl A *	67,365	14,473,370

		398,150,573

Utilities — 0.0%
Exelon	19,540	738,417

TOTAL UNITED STATES		1,084,341,372

Total Common Stock (Cost $1,401,518,358)		1,630,263,361

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY EQUITY FUND SEPTEMBER 30, 2023 (Unaudited)

PREFERRED STOCK — 3.3%

	Shares	Value

BRAZIL — 3.3%
Itau Unibanco Holding*(B)	2,184,803	$11,859,885
Petroleo Brasileiro(B)	6,640,133	45,742,785

Total Preferred Stock (Cost $45,540,366)		57,602,670

Total Investments— 95.9% (Cost $1,447,058,724)		$1,687,866,031

Percentages are based on Net Assets of $1,760,800,422.

*	Non-income producing security.
(A)	Level 3 security in accordance with fair value hierarchy.
(B)	There is currently no rate available.

ADR — American Depositary Receipt

Cl — Class

PJSC —Public Joint Stock Company

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY EQUITY FUND SEPTEMBER 30, 2023 (Unaudited)

The following is a summary of the level of inputs used as of September 30, 2023, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3†	Total

Common Stock
Australia	$66,571,455	$—	$—	$66,571,455
Brazil	20,914,273	—	—	20,914,273
Canada	3,665,877	—	—	3,665,877
Denmark	83,594,725	—	—	83,594,725
France	97,322,835	—	—	97,322,835
India	126,673,835	—	—	126,673,835
Japan	17,155,125	—	—	17,155,125
Netherlands	32,633,454	—	—	32,633,454
Russia	—	—	6	6
Spain	689,632	—	—	689,632
Taiwan	519,836	—	—	519,836
United Kingdom	96,180,936	—	—	96,180,936
United States	1,084,341,372	—	—	1,084,341,372

Total Common Stock	1,630,263,355	—	6	1,630,263,361

Preferred Stock Brazil	57,602,670	—	—	57,602,670

Total Investments in Securities	$1,687,866,025	$—	$6	$1,687,866,031

† A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US SELECT QUALITY EQUITY FUND SEPTEMBER 30, 2023 (Unaudited)

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the period April 1, 2023 through September 30, 2023, Institutional Shares of the GQG Partners US Select Quality Equity Fund outperformed the benchmark S&P 500 by 381 basis points, posting a total return of +8.99 per cent versus a benchmark return of +5.18 per cent.

On a sector basis, the largest contributors to relative performance were stock selection in Information Technology, stock selection in Healthcare, and an underweight to Utilities. The largest detractors to relative performance were stock selection in Financials, an overweight to Healthcare, and an overweight to Energy.

During the period, we increased exposure to the Communication Services and Information Technology sectors. We are overweight Communication Services due to the potential for certain companies to increase the efficacy and profitability of their online advertising businesses from generative AI applications. Regarding Information Technology, we believe the overearning that occurred during the pandemic has re-based to more realistic levels while earnings expectations have normalized to pre-Covid trends. The fundamental picture is improving, in our view, with semiconductor inventories declining while demand for servers, personal computers, and smartphones appears to be bottoming out. In addition, recent advances in generative artificial intelligence and large-language model applications are expected to be a growth driver for data centers as well as select hardware and memory providers.

In contrast, we reduced exposure to Healthcare. We believe investor sentiment deteriorated on certain insurance names in that sector due to concerns on higher medical costs as the number of elective surgeries normalized and increased regulatory scrutiny of their pharmacy benefit management businesses.

Notable Contributor to Performance

Eli Lilly and Company - Eli Lilly is a biopharmaceutical company. The firm’s portfolio consists of products for diabetes, cancer, immunology, and neurology. The company is based in Indiana. Driven by the success of Mounjaro, a diabetes drug that is expected to receive regulatory approval during the next 6-9 months for anti-obesity applications, Lilly delivered revenue and earnings ahead of expectations. The company also raised its guidance for sales and EPS for the second half of the year.

Notable Detractor to Performance

Netflix, Inc. - Netflix Inc. is a subscription video-on-demand streaming service, offering TV series, documentaries, feature films, and mobile games across various genres and languages. The company is based in California. Netflix signaled to investors its intention to be less aggressive in its marketing effort and lowered expectations for revenue growth.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US SELECT QUALITY EQUITY FUND SEPTEMBER 30, 2023 (Unaudited)

Definition of the Comparative Index

S&P 500 Index (Primary Benchmark for the GQG Partners US Select Quality Equity Fund) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US SELECT QUALITY EQUITY FUND SEPTEMBER 30, 2023 (Unaudited)

SECTOR WEIGHTING†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 98.2%

	Shares	Value

CANADA — 5.0%

Canadian Natural Resources	1,126,055	$72,821,977

UNITED KINGDOM — 1.9%

ARM Holdings ADR *	504,022	26,975,257

UNITED STATES — 91.3%

Communication Services — 14.9%
Alphabet, Cl C *	551,865	72,763,400
Meta Platforms, Cl A *	367,892	110,444,858
Netflix *	87,025	32,860,640

		216,068,898

Consumer Discretionary — 6.5%
Amazon.com *	519,304	66,013,924
DR Horton	261,808	28,136,506

		94,150,430

Energy — 11.0%
Exxon Mobil	241,829	28,434,254
Hess	251,473	38,475,369
Peabody Energy	196,034	5,094,924
Schlumberger	1,500,894	87,502,120

		159,506,667

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US SELECT QUALITY EQUITY FUND SEPTEMBER 30, 2023 (Unaudited)

COMMON STOCK — continued

	Shares	Value

UNITED STATES (continued)

Financials — 2.9%
Visa, Cl A	182,951	$42,080,559

Health Care — 17.5%
Eli Lilly	194,217	104,319,777
IDEXX Laboratories *	52,303	22,870,533
Intuitive Surgical *	127,428	37,245,930
UnitedHealth Group	135,267	68,200,269
Zoetis, Cl A	115,636	20,118,351

		252,754,860

Industrials — 2.1%
Uber Technologies *	667,005	30,675,560

Information Technology — 35.2%
AppLovin, Cl A *	1,575,650	62,962,974
Broadcom	51,867	43,079,693
Fair Isaac *	19,713	17,121,332
Intuit	58,226	29,749,992
Lam Research	59,390	37,223,870
Microsoft	298,746	94,329,050
NVIDIA	269,981	117,439,035
ServiceNow *	88,184	49,291,329
Synopsys *	64,327	29,524,163
Workday, Cl A *	128,732	27,658,070

		508,379,508

Materials — 1.2%

Martin Marietta Materials	41,874	17,188,440

TOTAL UNITED STATES		1,320,804,922

Total Common Stock (Cost $1,216,483,974)		1,420,602,156

Total Investments— 98.2% (Cost $1,216,483,974)		$1,420,602,156

Percentages are based on Net Assets of $1,445,985,179.

*	Non-income producing security.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US SELECT QUALITY EQUITY FUND SEPTEMBER 30, 2023 (Unaudited)

ADR — American Depositary Receipt

Cl — Class

As of September 30, 2023, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY DIVIDEND INCOME FUND SEPTEMBER 30, 2023 (Unaudited)

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the period April 1, 2023 through September 30, 2023, Institutional Shares of the GQG Partners Global Quality Dividend Income Fund outperformed the MSCI ACWI High Dividend Yield Index by 461 basis points, posting a total return of +4.97 per cent versus a benchmark return of +0.36 per cent.

On a sector basis, the largest contributors to relative performance were stock selection in Energy, an overweight to Energy, and an overweight to Information Technology. The largest detractors to relative performance were an underweight to Consumer Discretionary, stock selection in Industrials, and stock selection in Utilities. On a country basis, the largest contributors to relative performance were stock selection in Brazil, an overweight to India, and stock selection in Spain. The largest detractors to relative performance were an overweight to Brazil, an underweight to Japan, and stock selection in Canada.

During the period, we added exposure to the Information Technology sector. We believe the overearning that occurred during the pandemic has re-based to more realistic levels while earnings expectations have normalized to pre-Covid trends. The fundamental picture is improving, in our view, with semiconductor inventories declining while demand for servers, personal computers, and smartphones appears to be bottoming out. In addition, recent advances in generative artificial intelligence and large-language model applications are expected to be a growth driver for data centers as well as select hardware and memory providers.

In contrast, we reduced exposure to Consumer Staples. We believe certain names in that sector had become expensive relative to their expected growth rates and we found what we consider to be more compelling opportunities elsewhere.

Notable Contributor to Performance

Petróleo Brasileiro S.A. - Petrobras is an oil and gas exploration and production company with additional operations in refining, transportation, petrochemicals, and power generation. The firm is headquartered in Brazil. There appeared to be two catalysts driving the shares higher during the period. First, the company announced a new capital return policy exceeding investor expectations in which 45% of free cash flow is expected to be returned to shareholders on a quarterly basis, with a minimum annual dividend of $4 billion, while special dividends and share buybacks will be considered. Second, Brent crude oil prices increased 15%.

Notable Detractor to Performance

Vale S.A. - Vale is an iron ore miner and makes iron ore pellets used in the steel industry. The company also produces industrial and precious metals. Vale is based in Brazil. The stock declined after posting lower than expected revenue and earnings. We believe the company

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY DIVIDEND INCOME FUND SEPTEMBER 30, 2023 (Unaudited)

was impacted by a slow economic recovery in China from its COVID related lockdowns in 2022.

Definition of the Comparative Index

MSCI ACWI High Dividend Yield Index is based on MSCI ACWI, its parent index, and includes large and mid cap stocks across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. The index is designed to reflect the performance of equities in the parent index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The index also applies quality screens and reviews 12-month past performance to omit stocks with potentially deteriorating fundamentals that could force them to cut or reduce dividends.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY DIVIDEND INCOME FUND SEPTEMBER 30, 2023 (Unaudited)

SECTOR WEIGHTING †

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 96.6%

	Shares	Value

AUSTRALIA — 5.1%
Glencore	697,676	$4,001,440
Rio Tinto ADR	13,882	883,450

		4,884,890

BRAZIL — 10.4%
Itau Unibanco Holding ADR	386,141	2,073,577
Petroleo Brasileiro ADR	529,597	7,938,659

		10,012,236

CANADA — 3.2%
Enbridge	74,102	2,469,153
Fortis	16,880	644,112

		3,113,265

CHINA — 1.2%
China Shenhua Energy, Cl H	349,449	1,133,322

DENMARK — 4.1%
Novo Nordisk ADR	43,994	4,000,814

FRANCE — 5.8%
TotalEnergies	85,090	5,613,448

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY DIVIDEND INCOME FUND SEPTEMBER 30, 2023 (Unaudited)

COMMON STOCK — continued

	Shares	Value

GERMANY — 3.9%
Deutsche Telekom	107,378	$2,258,723
Muenchener Rueckversicherungs-Gesellschaft in Muenchen	3,839	1,500,222

		3,758,945

INDIA — 8.0%
Adani Ports & Special Economic Zone	291,796	2,899,468
ITC	492,020	2,633,073
NTPC	337,731	998,659
State Bank of India	170,133	1,226,295

		7,757,495

ITALY — 1.9%
Eni ADR	56,866	1,815,163

JAPAN — 2.0%
Tokio Marine Holdings	82,667	1,919,525

MEXICO — 1.2%
Grupo Financiero Banorte, Cl O	138,244	1,161,970

RUSSIA — 0.0%
Gazprom PJSC * (A)	177,982	18
MMC Norilsk Nickel PJSC * (A)	1,511	—
Polyus PJSC * (A)	1,565	—
Rosneft Oil PJSC (A)	134,799	14

		32

SOUTH KOREA — 2.0%
Samsung Electronics	38,528	1,947,750

SPAIN — 3.3%
Banco Bilbao Vizcaya Argentaria	384,555	3,139,108

SWITZERLAND — 2.7%
Novartis	24,908	2,555,875

TAIWAN — 1.3%
Taiwan Semiconductor Manufacturing	37,932	618,529
Taiwan Semiconductor Manufacturing ADR	6,780	589,182

		1,207,711

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY DIVIDEND INCOME FUND SEPTEMBER 30, 2023 (Unaudited)

COMMON STOCK — continued

	Shares	Value

UNITED KINGDOM — 6.0%
AstraZeneca ADR	85,804	$5,810,647

UNITED STATES — 34.5%

Consumer Staples — 7.5%
Coca-Cola	34,522	1,932,542
Nestle	23,685	2,685,922
Philip Morris International	28,259	2,616,218

		7,234,682

Energy — 3.0%
Exxon Mobil	24,566	2,888,470

Financials — 1.8%
JPMorgan Chase	6,369	923,632
Morgan Stanley	10,646	869,459

		1,793,091

Health Care — 5.6%
Roche Holding	5,533	1,514,801
UnitedHealth Group	7,713	3,888,818

		5,403,619

Information Technology — 14.9%
Broadcom	6,140	5,099,761
Lam Research	3,328	2,085,891
Microsoft	14,106	4,453,969
Oracle	25,704	2,722,568

		14,362,189

Utilities — 1.7%
Exelon	43,364	1,638,726

TOTAL UNITED STATES		33,320,777

Total Common Stock (Cost $86,398,264)		93,152,973

Total Investments— 96.6% (Cost $86,398,264)		$93,152,973

Percentages are based on Net Assets of $96,458,717.

*	Non-income producing security.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY DIVIDEND INCOME FUND SEPTEMBER 30, 2023 (Unaudited)

(A)	Level 3 security in accordance with fair value hierarchy.

ADR — American Depositary Receipt

Cl — Class

PJSC —Public Joint Stock Company

The following is a summary of the level of inputs used as of September 30, 2023, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3†	Total

Common Stock
Australia	$4,884,890	$—	$—	$4,884,890
Brazil	10,012,236	—	—	10,012,236
Canada	3,113,265	—	—	3,113,265
China	1,133,322	—	—	1,133,322
Denmark	4,000,814	—	—	4,000,814
France	5,613,448	—	—	5,613,448
Germany	3,758,945	—	—	3,758,945
India	7,757,495	—	—	7,757,495
Italy	1,815,163	—	—	1,815,163
Japan	1,919,525	—	—	1,919,525
Mexico	1,161,970	—	—	1,161,970
Russia	—	—	32	32
South Korea	—	1,947,750	—	1,947,750
Spain	3,139,108	—	—	3,139,108
Switzerland	2,555,875	—	—	2,555,875
Taiwan	589,182	618,529	—	1,207,711
United Kingdom	5,810,647	—	—	5,810,647
United States	33,320,777	—	—	33,320,777

Total Common Stock	90,586,662	2,566,279	32	93,152,973

Total Investments in Securities	$90,586,662	$2,566,279	$32	$93,152,973

† A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS INTERNATIONAL QUALITY DIVIDEND INCOME FUND SEPTEMBER 30, 2023 (Unaudited)

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the period April 1, 2023 through September 30, 2023, Institutional Shares of the GQG Partners International Quality Dividend Income Fund outperformed the MSCI ACWI ex USA High Dividend Yield Index by 551 basis points, posting a total return of +7.54 per cent versus a benchmark return of +2.03 per cent.

On a sector basis, the largest contributors to relative performance were stock selection in Energy, stock selection in Financials, and stock selection in Utilities. The largest detractors to relative performance during the period were stock selection in Information Technology, an underweight to Consumer

Discretionary, and stock selection in Consumer Discretionary. On a country basis, the largest contributors to relative performance were stock selection in Brazil, an overweight to India, and stock selection in Denmark. The largest detractors to relative performance were stock selection in Canada, an overweight to Brazil, and stock selection in Switzerland.

During the period, we increased exposure to the Industrials and Energy sectors. In Industrials, we believe India is in the early innings of an infrastructure spending cycle to drive economic growth and improve the country’s competitiveness. India’s National Infrastructure Pipeline is a government program that has announced more than 9,000 projects totaling $1.4 trillion emphasizing energy and power, as well as roads and railways. In Energy, we believe there remains a fundamental supply/demand imbalance in crude oil. Our view is that the lack of capital spending on oil and natural gas exploration during the last several years coupled with disciplined production growth may provide a floor for crude oil prices in the medium-term. In addition, we have observed a renewed focus on profitability from many Energy companies, resulting in strong free cash flow and solid balance sheets. We have also witnessed a commitment from their management teams to return capital to shareholders. The Energy names we own are expected to pay what we consider to be meaningful dividends, which may cushion some of the potential volatility in their stock prices.

In contrast, we reduced exposure to Consumer Staples. We believe certain names in that sector had become expensive relative to their expected growth rates and we found what we consider to be more compelling opportunities elsewhere.

Notable Contributor to Performance

Petróleo Brasileiro S.A. - Petrobras is an oil and gas exploration and production company with additional operations in refining, transportation, petrochemicals, and power generation. The firm is headquartered in Brazil. There appeared to be two catalysts driving the shares higher during the period. First, the company announced a new capital return policy exceeding investor expectations in which 45% of free cash flow is expected to be returned to shareholders on a quarterly basis, with a minimum annual dividend of $4

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS INTERNATIONAL QUALITY DIVIDEND INCOME FUND SEPTEMBER 30, 2023 (Unaudited)

billion, while special dividends and share buybacks will be considered. Second, Brent crude oil prices increased 15%.

Notable Detractor to Performance

Vale S.A. - Vale is an iron ore miner and makes iron ore pellets used in the steel industry. The company also produces industrial and precious metals. Vale is based in Brazil. The stock declined after posting lower than expected revenue and earnings. We believe the company was impacted by a slow economic recovery in China from its COVID related lockdowns in 2022.

Definition of the Comparative Index

MSCI ACWI ex USA High Dividend Yield Index is based on MSCI ACWI ex USA, its parent index, and includes large and mid cap stocks across 22 Developed Markets (DM) and 24 Emerging Markets (EM) countries. The index is designed to reflect the performance of equities in the parent index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The index also applies quality screens and reviews 12-month past performance to omit stocks with potentially deteriorating fundamentals that could force them to cut or reduce dividends.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS INTERNATIONAL QUALITY DIVIDEND INCOME FUND SEPTEMBER 30, 2023 (Unaudited)

SECTOR WEIGHTING †

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 96.2%

	Shares	Value

AUSTRALIA — 7.6%
Glencore	803,467	$4,608,192
New Hope	245,432	1,005,849
Rio Tinto ADR	28,395	1,807,058

		7,421,099

BRAZIL — 11.5%
Itau Unibanco Holding ADR	473,258	2,541,395
Petroleo Brasileiro ADR	451,421	6,766,801
Vale ADR, Cl B	139,208	1,865,387

		11,173,583

CANADA — 5.2%
Emera	31,810	1,115,703
Enbridge	70,035	2,333,636
Fortis	41,967	1,601,389

		5,050,728

CHINA — 4.2%
China Life Insurance, Cl H	631,000	982,935
China Shenhua Energy, Cl H	605,316	1,963,141
PICC Property & Casualty, Cl H	897,548	1,152,899

		4,098,975

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS INTERNATIONAL QUALITY DIVIDEND INCOME FUND SEPTEMBER 30, 2023 (Unaudited)

COMMON STOCK — continued

	Shares	Value

DENMARK — 4.9%
Novo Nordisk, Cl B	51,826	$4,738,011

FRANCE — 6.0%
BNP Paribas	15,087	965,430
TotalEnergies	73,974	4,880,118

		5,845,548

GERMANY — 3.5%
Deutsche Telekom	80,430	1,691,865
Muenchener Rueckversicherungs-Gesellschaft in Muenchen	4,446	1,737,428

		3,429,293

INDIA — 12.0%
Adani Ports & Special Economic Zone	249,214	2,476,347
ITC	606,881	3,247,758
NTPC	1,216,249	3,596,405
Power Grid Corp of India	297,353	715,263
State Bank of India	229,776	1,656,194

		11,691,967

INDONESIA — 1.9%
Bank Mandiri Persero	4,659,316	1,816,395

ITALY — 1.8%
Eni	106,407	1,718,717

JAPAN — 2.2%
Tokio Marine Holdings	91,747	2,130,363

MEXICO — 1.8%
Grupo Financiero Banorte, Cl O	211,100	1,774,341

RUSSIA — 0.0%
Gazprom PJSC * (A)	141,071	15
MMC Norilsk Nickel PJSC * (A)	866	—
Polyus PJSC * (A)	1,135	—
Rosneft Oil PJSC (A)	98,129	10

		25

SOUTH KOREA — 2.0%
Samsung Electronics	38,035	1,922,826

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS INTERNATIONAL QUALITY DIVIDEND INCOME FUND SEPTEMBER 30, 2023 (Unaudited)

COMMON STOCK — continued

	Shares	Value

SPAIN — 3.0%
Banco Bilbao Vizcaya Argentaria	364,923	$2,978,853

SWITZERLAND — 3.1%
Novartis	29,698	3,047,389

TAIWAN — 5.4%
MediaTek	45,000	1,028,829
Taiwan Semiconductor Manufacturing ADR	48,987	4,256,970

		5,285,799

UNITED KINGDOM — 8.6%
AstraZeneca	38,492	5,215,894
Imperial Brands	155,554	3,165,001

		8,380,895

UNITED STATES — 11.5%

Consumer Staples — 7.2%
Nestle	39,050	4,428,341
Philip Morris International	27,703	2,564,744

		6,993,085

Energy — 1.9%
Exxon Mobil	16,235	1,908,911

Information Technology — 2.4%
Broadcom	2,815	2,338,083

TOTAL UNITED STATES		11,240,079

Total Common Stock (Cost $85,026,361)		93,744,886

PREFERRED STOCK — 1.1%

BRAZIL — 1.1%
Petroleo Brasileiro(B) Cost (895,590)	162,324	1,118,223

Total Investments— 97.3% (Cost $85,921,951)		$94,863,109

Percentages are based on Net Assets of $97,467,646.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS INTERNATIONAL QUALITY DIVIDEND INCOME FUND SEPTEMBER 30, 2023 (Unaudited)

*	Non-income producing security.
(A)	Level 3 security in accordance with fair value hierarchy.
(B)	There is currently no rate available.

ADR — American Depositary Receipt

Cl — Class

PJSC —Public Joint Stock Company

The following is a summary of the level of inputs used as of September 30, 2023, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3†	Total
Common Stock
Australia	$7,421,099	$—	$—	$7,421,099
Brazil	11,173,583	—	—	11,173,583
Canada	5,050,728	—	—	5,050,728
China	4,098,975	—	—	4,098,975
Denmark	4,738,011	—	—	4,738,011
France	5,845,548	—	—	5,845,548
Germany	3,429,293	—	—	3,429,293
India	11,691,967	—	—	11,691,967
Indonesia	1,816,395	—	—	1,816,395
Italy	1,718,717	—	—	1,718,717
Japan	2,130,363	—	—	2,130,363
Mexico	1,774,341	—	—	1,774,341
Russia	—	—	25	25
South Korea	—	1,922,826	—	1,922,826
Spain	2,978,853	—	—	2,978,853
Switzerland	3,047,389	—	—	3,047,389
Taiwan	4,256,970	1,028,829	—	5,285,799
United Kingdom	8,380,895	—	—	8,380,895
United States	11,240,079	—	—	11,240,079

Total Common Stock	90,793,206	2,951,655	25	93,744,886

Preferred Stock Brazil	1,118,223	—	—	1,118,223

Total Investments in Securities	$91,911,429	$2,951,655	$25	$94,863,109

† A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US QUALITY DIVIDEND INCOME FUND SEPTEMBER 30, 2023 (Unaudited)

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the period April 1, 2023 through September 30, 2023, Institutional Shares of the GQG Partners US Quality Dividend Income Fund outperformed the MSCI USA High Dividend Yield Index by 139 basis points, posting a total return of +0.27 per cent versus a benchmark return of -1.12 per cent.

On a sector basis, the largest contributors to relative performance were stock selection in Healthcare, stock selection in Information Technology, and stock selection in Energy. The largest detractors to relative performance were an overweight to Energy, an overweight to Utilities, and stock selection in Financials.

During the period, we increased exposure to the Information Technology sector. We believe the overearning that occurred during the pandemic has re-based to more realistic levels while earnings expectations have normalized to pre-Covid trends. The fundamental picture is improving, in our view, with semiconductor inventories declining while demand for servers, personal computers, and smartphones appears to be bottoming out. In addition, recent advances in generative artificial intelligence and large-language model applications are expected to be a growth driver for data centers as well as select hardware and memory providers.

In contrast, we reduced exposure to Consumer Staples. We believe certain names in that sector had become expensive relative to their expected growth rates and we found what we consider to be more compelling opportunities elsewhere.

Notable Contributor to Performance

Broadcom Inc. - Broadcom designs and manufactures semiconductors for a wide range of end markets including broadband access, networking equipment, wireless connectivity, storage, and industrial electronics. The company also designs infrastructure software for application development, database management, and cybersecurity solutions. Broadcom is based in California. The stock increased after the management team expressed optimism that portions of their product line would benefit meaningfully next year from the proliferation of generative artificial intelligence applications.

Notable Detractor to Performance

NextEra Energy, Inc. - NextEra generates, transmits, and distributes electric power to retail and wholesale customers using wind, solar, nuclear, coal, and natural gas facilities. The company is headquartered in Florida. The utilities sector underperformed the broader equity market in the period as interest rates increased, reducing the present value of forecasted cash flows and dampening investor sentiment. NextEra was further impacted by a reduction in the growth rate of expected distributions from its downstream renewables business.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US QUALITY DIVIDEND INCOME FUND SEPTEMBER 30, 2023 (Unaudited)

Definition of the Comparative Index

MSCI USA High Dividend Yield Index is based on the MSCI USA Index, its parent index, and includes large and mid cap stocks. The index is designed to reflect the performance of equities in the parent index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The index also applies quality screens and reviews 12-month past performance to omit stocks with potentially deteriorating fundamentals that could force them to cut or reduce dividends.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US QUALITY DIVIDEND INCOME FUND SEPTEMBER 30, 2023 (Unaudited)

SECTOR WEIGHTING†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 94.6%

	Shares	Value

AUSTRALIA — 4.3%
Glencore	756,614	$4,339,472
Rio Tinto ADR	24,704	1,572,162

		5,911,634

CANADA — 8.4%
Canadian Natural Resources	116,468	7,531,986
Enbridge	124,597	4,135,374

		11,667,360

UNITED KINGDOM — 5.0%
AstraZeneca ADR	103,356	6,999,268

UNITED STATES — 76.9%

Consumer Staples — 8.1%
Coca-Cola	48,956	2,740,557
Philip Morris International	60,855	5,633,956
Walmart	18,457	2,951,828

		11,326,341

Energy — 14.1%
Chevron	40,579	6,842,431
Exxon Mobil	57,848	6,801,768
ONEOK	42,919	2,722,352

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US QUALITY DIVIDEND INCOME FUND SEPTEMBER 30, 2023 (Unaudited)

COMMON STOCK — continued

	Shares	Value

UNITED STATES (continued)

Energy (continued)
Peabody Energy	126,993	$3,300,548

		19,667,099

Financials — 4.8%
JPMorgan Chase	24,140	3,500,783
Morgan Stanley	38,519	3,145,847

		6,646,630

Health Care — 13.1%
Eli Lilly	10,296	5,530,291
Merck	37,580	3,868,861
UnitedHealth Group	17,370	8,757,780

		18,156,932

Industrials — 2.2%
Caterpillar	11,200	3,057,600

Information Technology — 20.7%
Broadcom	10,720	8,903,818
Lam Research	11,363	7,121,987
Microsoft	24,180	7,634,835
Oracle	48,804	5,169,320

		28,829,960

Materials — 5.0%
Arch Resources	41,084	7,011,395

Utilities — 8.9%
American Electric Power	50,690	3,812,902
Atmos Energy	11,839	1,254,105
CMS Energy	37,553	1,994,440
Exelon	140,994	5,328,163

		12,389,610

TOTAL UNITED STATES		107,085,567

Total Common Stock (Cost $119,782,988)		131,663,829

Total Investments— 94.6% (Cost $119,782,988)		$131,663,829

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US QUALITY DIVIDEND INCOME FUND SEPTEMBER 30, 2023 (Unaudited)

Percentages are based on Net Assets of $139,168,294.

ADR — American Depositary Receipt

As of September 30, 2023, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

[This Page Intentionally Left Blank]

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS SEPTEMBER 30, 2023 (Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES

	GQG Partners Emerging Markets Equity Fund	GQG Partners Global Quality Equity Fund	GQG Partners US Select Quality Equity Fund

Assets:
Investments, at Value (Cost $12,031,072,168, $1,447,058,724 and $1,216,483,974)	$13,427,492,612	$1,687,866,031	$1,420,602,156
Foreign Currency, at Value (Cost $1,007,704, $1,014,108 and $86)	4,961,389	1,007,409	82
Cash	544,003,867	97,173,163	25,629,242
Receivable for Investment Securities Sold	110,394,435	5,730,366	5,183,858
Dividend and Interest Receivable	79,672,223	3,989,631	1,173,554
Receivable for Capital Shares Sold	43,279,245	10,495,596	2,028,442
Reclaim Receivable	5,925,280	1,481,282	174,418
Unrealized Gain on Foreign Spot Currency Contracts	34,206	8,501	–
Other Prepaid Expenses	201,940	41,763	48,829

Total Assets	14,215,965,197	1,807,793,742	1,454,840,581

Liabilities:
Accrued Foreign Capital Gains Tax on Appreciated Securities	150,568,110	–	–
Payable for Investment Securities Purchased	81,692,386	45,416,347	7,524,275
Payable to Investment Adviser	10,500,696	947,406	540,086
Payable for Capital Shares Redeemed	8,622,613	522,007	710,079
Payable to Administrator	316,030	39,878	33,724
Shareholder Servicing Fees Payable, Investor Shares	58,793	4,039	17,462
Printing Fees Payable	54,769	14,355	2,325
Audit Fee Payable	25,285	24,940	25,078
Payable to Trustees	11,022	1,527	909
Chief Compliance Officer Fees Payable	6,839	590	465
Registration Fees Payable	42,416	9,709	999
Other Accrued Expenses and Other Payables	441,864	12,522	–

Total Liabilities	252,340,823	46,993,320	8,855,402

Net Assets	$13,963,624,374	$1,760,800,422	$1,445,985,179

Net Assets Consist of:
Paid-in Capital	$13,936,847,833	$1,612,691,258	$1,316,533,397
Total Distributable Earnings	26,776,541	148,109,164	129,451,782

Net Assets	$13,963,624,374	$1,760,800,422	$1,445,985,179

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS SEPTEMBER 30, 2023 (Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES

	GQG Partners Emerging Markets Equity Fund	GQG Partners Global Quality Equity Fund	GQG Partners US Select Quality Equity Fund

Investor Shares:
Net Assets	$390,865,256	$24,617,409	$99,459,939
Outstanding Shares of beneficial interest (unlimited authorization — no par value)	26,971,115	1,641,713	6,019,180
Net Asset Value, Offering and Redemption Price Per Share	$14.49	$14.99	$16.52

Institutional Shares:
Net Assets	$13,307,796,095	$1,685,112,182	$1,316,417,434
Outstanding Shares of beneficial interest (unlimited authorization — no par value)	912,132,101	111,890,465	79,268,031
Net Asset Value, Offering and Redemption Price Per Share	$14.59	$15.06	$16.61

R6 Shares:
Net Assets	$264,963,023	$51,070,831	$30,107,806
Outstanding Shares of beneficial interest (unlimited authorization — no par value)	18,158,289	3,392,484	1,812,368
Net Asset Value, Offering and Redemption Price Per Share	$14.59	$15.05	$16.61

Amounts designated as “ —” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS SEPTEMBER 30, 2023 (Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES

	GQG Partners Global Quality Dividend Income Fund	GQG Partners International Quality Dividend Income Fund	GQG Partners US Quality Dividend Income Fund

Assets:
Investments, at Value (Cost $86,398,264, $85,921,951 and $119,782,988)	$93,152,973	$94,863,109	$131,663,829
Foreign Currency, at Value (Cost $1,453, $34,256 and $–)	1,760	41,930	–
Cash	5,315,029	2,093,674	6,167,245
Dividend and Interest Receivable	493,534	486,554	245,361
Reclaim Receivable	143,678	206,167	24,372
Receivable for Capital Shares Sold	34,839	79,644	110,615
Unrealized Gain on Foreign Spot Currency Contracts	829	–	–
Receivable for Investment Securities Sold	–	–	2,708,078
Other Prepaid Expenses	9,653	12,642	8,147

Total Assets	99,152,295	97,783,720	140,927,647

Liabilities:

Payable for Investment Securities Purchased	2,516,872	–	1,671,192
Accrued Foreign Capital Gains Tax on Appreciated Securities	90,177	211,355	–
Payable to Investment Adviser	41,129	38,549	42,666
Audit Fee Payable	25,285	25,285	25,078
Payable to Administrator	5,342	5,342	5,342
Shareholder Servicing Fees Payable, Investor Shares	1,069	676	377
Payable for Capital Shares Redeemed	–	21,168	6,022
Payable to Trustees	–	27	134
Other Accrued Expenses and Other Payables	13,704	13,672	8,542

Total Liabilities	2,693,578	316,074	1,759,353

Net Assets	$96,458,717	$97,467,646	$139,168,294

Net Assets Consist of:
Paid-in Capital	$98,839,045	$102,324,745	$140,462,988
Total Distributable Loss	(2,380,328)	(4,857,099)	(1,294,694)

Net Assets	$96,458,717	$97,467,646	$139,168,294

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS SEPTEMBER 30, 2023 (Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES

	GQG Partners Global Quality Dividend Income Fund	GQG Partners International Quality Dividend Income Fund	GQG Partners US Quality Dividend Income Fund
Investor Shares:
Net Assets	$9,735,647	$6,411,895	$4,527,658
Outstanding Shares of beneficial interest (unlimited authorization — no par value)	988,505	731,652	414,606
Net Asset Value, Offering and Redemption Price Per Share	$9.85	$8.76	$10.92

Institutional Shares:
Net Assets	$86,723,070	$91,055,751	$134,640,636
Outstanding Shares of beneficial interest (unlimited authorization — no par value)	8,796,359	10,399,171	12,337,546
Net Asset Value, Offering and Redemption Price Per Share	$9.86	$8.76	$10.91

Amounts designated as “ —” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS FOR THE PERIOD ENDED SEPTEMBER 30, 2023 (Unaudited)

STATEMENTS OF OPERATIONS

		GQG Partners Emerging Markets Equity Fund		GQG Partners Global Quality Equity Fund		GQG Partners US Select Quality Equity Fund

Investment Income:
Dividends	$	382,269,867	$	23,590,679	$	5,950,864
Interest		16,742,863		1,053,921		572,690
Less: Foreign Taxes Withheld		(34,490,576)		(509,246)		(173,451)

Total Investment Income		364,522,154		24,135,354		6,350,103

Expenses:
Investment Advisory Fees		58,426,164		5,329,524		3,290,223
Administration Fees		1,813,267		229,017		204,338
Shareholder Servicing Fees, Investor Shares		389,038		17,130		79,657
Trustees’ Fees		23,461		2,943		2,686
Chief Compliance Officer Fees		7,789		1,067		977
Custodian Fees		1,642,145		38,197		5,903
Registration and Filing Fees		457,557		77,959		71,625
Transfer Agent Fees		430,289		58,447		78,457
Printing Fees		240,661		30,769		28,119
Legal Fees		63,389		8,085		7,227
Audit Fees		12,835		12,740		12,778
Other Expenses		77,596		7,310		7,316

Total Expenses		63,584,191		5,813,188		3,789,306

Less:
Waiver of Investment Advisory Fees		–		–		(91,047)
Advisory Waiver Recapture - Note 5		693,454		29,461		–
Fees Paid Indirectly		(289,142)		(20,411)		(41,327)

Net Expenses		63,988,503		5,822,238		3,656,932

Net Investment Income		300,533,651		18,313,116		2,693,171

Net Realized Gain (Loss) on:
Investments		(5,267,483)		335,574		15,273,757
Foreign Currency Transactions		(9,232,255)		229,587		–

Net Realized Gain (Loss)		(14,499,738)		565,161		15,273,757

Net Change in Unrealized Appreciation (Depreciation) on:
Investments		1,172,389,038		136,216,446		102,660,504
Accrued Foreign Capital Gains Tax on Appreciated Securities		(67,628,159)		–		–
Foreign Currency Translation		1,037,130		(96,335)		4

Net Change in Unrealized Appreciation (Depreciation)		1,105,798,009		136,120,111		102,660,508

Net Realized and Unrealized Gain		1,091,298,271		136,685,272		117,934,265

Net Increase in Net Assets Resulting from Operations	$	1,391,831,922	$	154,998,388	$	120,627,436

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS FOR THE PERIOD ENDED SEPTEMBER 30, 2023 (Unaudited)

STATEMENTS OF OPERATIONS

	GQG Partners Global Quality Dividend Income Fund	GQG Partners International Quality Dividend Income Fund	GQG Partners US Quality Dividend Income Fund

Investment Income:
Dividends	$3,164,007	$4,001,996	$2,307,786
Interest	135,502	84,489	118,040
Less: Foreign Taxes Withheld	(208,799)	(347,380)	(18,779)

Total Investment Income	3,090,710	3,739,105	2,407,047

Expenses:
Investment Advisory Fees	305,010	322,329	330,907
Administration Fees	32,589	32,589	32,589
Shareholder Servicing Fees, Investor Shares	6,757	3,065	1,938
Trustees’ Fees	174	186	273
Chief Compliance Officer Fees	156	160	185
Transfer Agent Fees	21,962	21,864	22,413
Audit Fees	12,835	12,835	12,778
Registration and Filing Fees	11,958	16,832	16,744
Custodian Fees	2,482	8,392	1,377
Printing Fees	1,796	4,175	4,712
Legal Fees	476	509	731
Other Expenses	–	121	535

Total Expenses	396,195	423,057	425,182

Less:
Waiver of Investment Advisory Fees	(38,962)	(36,308)	(62,564)
Fees Paid Indirectly	(544)	(126)	(358)

Net Expenses	356,689	386,623	362,260

Net Investment Income	2,734,021	3,352,482	2,044,787

Net Realized Gain (Loss) on:
Investments	(2,120,491)	(1,408,824)	(4,006,390)
Foreign Currency Transactions	(12,149)	(26,926)	458

Net Realized Loss	(2,132,640)	(1,435,750)	(4,005,932)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	4,008,053	5,265,825	2,363,394
Accrued Foreign Capital Gains Tax on Appreciated Securities	(46,863)	(125,943)	–
Foreign Currency Translation	(5,649)	(1,579)	–

Net Change in Unrealized Appreciation (Depreciation)	3,955,541	5,138,303	2,363,394

Net Realized and Unrealized Gain (Loss)	1,822,901	3,702,553	(1,642,538)

Net Increase in Net Assets Resulting from Operations	$4,556,922	$7,055,035	$402,249

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING MARKETS EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2023 (Unaudited)	Year Ended March 31, 2023	Period Ended March 31, 2022(1)

Operations:
Net Investment Income	$300,533,651	$536,657,291	$194,421,361
Net Realized Loss	(14,499,738)	(1,267,999,982)	(237,894,532)
Net Change in Unrealized Appreciation (Depreciation)	1,105,798,009	(373,557,253)	(836,417,176)

Net Increase (Decrease) in Net Assets Resulting From Operations	1,391,831,922	(1,104,899,944)	(879,890,347)

Distributions
Investor Shares	–	(11,639,537)	(8,353,349)
Institutional Shares	–	(522,487,692)	(328,324,366)
R6 Shares	–	(7,429,787)	(2,771,091)

Total Distributions	–	(541,557,016)	(339,448,806)

Capital Share Transactions (2):
Investor Shares
Issued	99,412,292	206,842,185	132,044,594
Reinvestment of Distributions	–	11,520,897	8,243,157
Redeemed	(39,268,150)	(93,451,431)	(80,116,888)

Net Investor Shares Transactions	60,144,142	124,911,651	60,170,863

Institutional Shares
Issued	2,347,686,264	6,945,155,885	3,060,894,668
Reinvestment of Distributions	–	434,699,688	254,435,943
Redeemed	(1,325,961,345)	(3,632,235,201)	(1,755,674,769)

Net Institutional Shares Transactions	1,021,724,919	3,747,620,372	1,559,655,842

R6 Shares
Issued	79,030,188	171,290,896	25,838,822
Reinvestment of Distributions	–	7,196,707	2,712,960
Redeemed	(28,351,406)	(44,808,073)	(18,017,008)

Net R6 Shares Transactions	50,678,782	133,679,530	10,534,774

Net Increase in Net Assets From Capital Share Transactions	1,132,547,843	4,006,211,553	1,630,361,479

Total Increase in Net Assets	2,524,379,765	2,359,754,593	411,022,326

Net Assets:
Beginning of Year or Period	11,439,244,609	9,079,490,016	8,668,467,690

End of Year or Period	$13,963,624,374	$11,439,244,609	$9,079,490,016

(1) For the period August 1, 2021 to March 31, 2022. Effective September 23, 2021, the Fund changed its fiscal year end to March 31st (see Note 1 in the Notes to Financial Statements).

(2) See Note 7 in Notes to Financial Statements.

Amounts designated as “ —” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

		Period Ended September 30, 2023 (Unaudited)		Year Ended March 31, 2023		Period Ended March 31, 2022(1)

Operations:
Net Investment Income	$	18,313,116	$	41,725,104	$	14,195,056
Net Realized Gain (Loss)		565,161		(117,838,355)		3,902,428
Net Change in Unrealized Appreciation (Depreciation)		136,120,111		(19,317,582)		28,584,342

Net Increase (Decrease) in Net Assets Resulting From Operations		154,998,388		(95,430,833)		46,681,826

Distributions
Investor Shares		–		(634,128)		(36,648)
Institutional Shares		–		(37,678,705)		(11,799,498)
R6 Shares		–		(1,372,115)		(827,052)

Total Distributions		–		(39,684,948)		(12,663,198)

Capital Share Transactions (2):
Investor Shares
Issued		2,571,440		26,182,905		1,950,227
Reinvestment of Distributions		–		633,906		35,486
Redeemed		(3,704,993)		(6,306,884)		(62,261)

Net Investor Shares Transactions		(1,133,553)		20,509,927		1,923,452

Institutional Shares
Issued		339,471,606		884,807,586		246,405,116
Reinvestment of Distributions		–		33,659,269		11,585,803
Redeemed		(110,497,769)		(316,652,650)		(65,424,825)

Net Institutional Shares Transactions		228,973,837		601,814,205		192,566,094

R6 Shares
Issued		75,570		1,900,154		–
Reinvestment of Distributions		–		1,372,115		827,052
Redeemed		(1,857,564)		(1,072,762)		(4,200,000)

Net R6 Shares Transactions		(1,781,994)		2,199,507		(3,372,948)

Net Increase in Net Assets From Capital Share Transactions		226,058,290		624,523,639		191,116,598

Total Increase in Net Assets		381,056,678		489,407,858		225,135,226

Net Assets:
Beginning of Year or Period		1,379,743,744		890,335,886		665,200,660

End of Year or Period	$	1,760,800,422	$	1,379,743,744	$	890,335,886

(1) For the period August 1, 2021 to March 31, 2022. Effective September 23, 2021, the Fund changed its fiscal year end to March 31st (see Note 1 in the Notes to Financial Statements).

(2) See Note 7 in Notes to Financial Statements.

Amounts designated as “ —” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US SELECT QUALITY EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended September 30, 2023 (Unaudited)	Year Ended March 31, 2023	Period Ended March 31, 2022(1)

Operations:
Net Investment Income	$2,693,171	$25,047,410	$7,897,425
Net Realized Gain (Loss)	15,273,757	(97,014,258)	36,652,751
Net Change in Unrealized Appreciation (Depreciation)	102,660,508	(54,189,266)	28,197,009

Net Increase (Decrease) in Net Assets Resulting From Operations	120,627,436	(126,156,114)	72,747,185

Distributions
Investor Shares	–	(3,499,063)	(330,662)
Institutional Shares	–	(57,344,131)	(12,777,871)
R6 Shares	–	(346,679)	(131,593)

Total Distributions	–	(61,189,873)	(13,240,126)

Capital Share Transactions (2):
Investor Shares
Issued	25,787,555	92,719,744	23,588,569
Reinvestment of Distributions	–	3,499,063	330,643
Redeemed	(16,006,150)	(30,631,601)	(1,086,953)

Net Investor Shares Transactions	9,781,405	65,587,206	22,832,259

Institutional Shares
Issued	125,395,224	791,491,635	260,265,790
Reinvestment of Distributions	–	54,301,888	12,509,791
Redeemed	(190,496,184)	(284,869,964)	(118,556,349)

Net Institutional Shares Transactions	(65,100,960)	560,923,559	154,219,232

R6 Shares
Issued	24,190,640	1,806,156	1,382,669
Reinvestment of Distributions	–	346,679	131,593
Redeemed	(2,146,510)	(2,471,397)	(2,495,857)

Net R6 Shares Transactions	22,044,130	(318,562)	(981,595)

Net Increase (Decrease) in Net Assets From Capital Share Transactions	(33,275,425)	626,192,203	176,069,896

Total Increase in Net Assets	87,352,011	438,846,216	235,576,955

Net Assets:
Beginning of Year or Period	1,358,633,168	919,786,952	684,209,997

End of Year or Period	$1,445,985,179	$1,358,633,168	$919,786,952

(1) For the period August 1, 2021 to March 31, 2022. Effective September 23, 2021, the Fund changed its fiscal year end to March 31st (see Note 1 in the Notes to Financial Statements).

(2) See Note 7 in Notes to Financial Statements.

Amounts designated as “ —” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY DIVIDEND INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended, September 30, 2023 (Unaudited)	Year Ended March 31, 2023

Operations:
Net Investment Income	$2,734,021	$4,204,593
Net Realized Loss	(2,132,640)	(2,356,591)
Net Change in Unrealized Appreciation (Depreciation)	3,955,541	(2,001,492)

Net Increase (Decrease) in Net Assets Resulting From Operations	4,556,922	(153,490)

Distributions
Investor Shares	(278,161)	(312,405)
Institutional Shares	(2,433,481)	(3,874,098)
Return of Capital
Investor Shares	–	(241)
Institutional Shares	–	(2,991)

Total Distributions	(2,711,642)	(4,189,735)

Capital Share Transactions (1):
Investor Shares
Issued	645,102	8,033,888
Reinvestment of Distributions	278,116	312,519
Redeemed	(489,362)	(860,802)

Net Investor Shares Transactions	433,856	7,485,605

Institutional Shares
Issued	4,031,131	20,661,420
Reinvestment of Distributions	2,409,013	3,869,246
Redeemed	(2,652,602)	(8,863,839)

Net Institutional Shares Transactions	3,787,542	15,666,827

Net Increase in Net Assets From Capital Share Transactions	4,221,398	23,152,432

Total Increase in Net Assets	6,066,678	18,809,207

Net Assets:
Beginning of Period	90,392,039	71,582,832

End of Period	$96,458,717	$90,392,039

(1) See Note 7 in Notes to Financial Statements.

Amounts designated as “ —” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS INTERNATIONAL QUALITY DIVIDEND INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended, September 30, 2023 (Unaudited)	Year Ended March 31, 2023

Operations:
Net Investment Income	$3,352,482	$4,656,799
Net Realized Loss	(1,435,750)	(7,840,001)
Net Change in Unrealized Appreciation	5,138,303	2,164,426

Net Increase (Decrease) in Net Assets Resulting From Operations	7,055,035	(1,018,776)

Distributions
Investor Shares	(192,603)	(102,794)
Institutional Shares	(3,126,459)	(4,526,031)

Total Distributions	(3,319,062)	(4,628,825)

Capital Share Transactions (1):
Investor Shares
Issued	810,112	4,829,723
Reinvestment of Distributions	192,603	102,794
Redeemed	(380,943)	(135,191)

Net Investor Shares Transactions	621,772	4,797,326

Institutional Shares
Issued	8,283,453	68,881,597
Reinvestment of Distributions	3,126,459	4,525,981
Redeemed	(15,352,755)	(21,158,326)

Net Institutional Shares Transactions	(3,942,843)	52,249,252

Net Increase (Decrease) in Net Assets From Capital Share Transactions	(3,321,071)	57,046,578

Total Increase in Net Assets	414,902	51,398,977

Net Assets:
Beginning of Period	97,052,744	45,653,767

End of Period	$97,467,646	$97,052,744

(1) See Note 7 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US QUALITY DIVIDEND INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended, September 30, 2023 (Unaudited)	Year Ended March 31, 2023
Operations:
Net Investment Income	$2,044,787	$4,147,671
Net Realized Loss	(4,005,932)	(6,780,455)
Net Change in Unrealized Appreciation	2,363,394	609,198

Net Increase (Decrease) in Net Assets Resulting From Operations	402,249	(2,023,586)

Distributions
Investor Shares	(58,880)	(73,853)
Institutional Shares	(1,987,441)	(4,074,202)

Total Distributions	(2,046,321)	(4,148,055)

Capital Share Transactions (1):
Investor Shares
Issued	691,092	3,058,058
Reinvestment of Distributions	58,880	73,853
Redeemed	(251,857)	(207,089)

Net Investor Shares Transactions	498,115	2,924,822

Institutional Shares
Issued	6,166,626	97,546,015
Reinvestment of Distributions	1,840,937	3,871,157
Redeemed	(31,591,363)	(14,636,668)

Net Institutional Shares Transactions	(23,583,800)	86,780,504

Net Increase (Decrease) in Net Assets From Capital Share Transactions	(23,085,685)	89,705,326

Total Increase (Decrease) in Net Assets	(24,729,757)	83,533,685

Net Assets:
Beginning of Period	163,898,051	80,364,366

End of Period	$139,168,294	$163,898,051

(1) See Note 7 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING MARKETS EQUITY FUND

FINANCIAL HIGHLIGHTS

	Selected Per Share Data & Ratios For a Share
	Outstanding Throughout the Year or Period

	Investor Shares

	Period Ended September 30, 2023 (Unaudited)	Year Ended March 31, 2023	Period Ended March 31, 2022(1)	Year Ended July 31, 2021	Year Ended July 31, 2020	Year Ended July 31, 2019
Net Asset Value, Beginning of Year/Period	$12.96	$15.44	$17.65	$14.84	$13.11	$12.43

Income from Investment Operations:
Net Investment Income*	0.31	0.69	0.36	0.13	0.07	0.14
Net Realized and Unrealized Gain (Loss)	1.22	(2.48)	(1.94)	2.71	1.80	0.61

Total from Investment Operations	1.53	(1.79)	(1.58)	2.84	1.87	0.75

Dividends and Distributions:
Net Investment Income	—	(0.69)	(0.38)	(0.03)	(0.14)	(0.07)
Capital Gains	—	—	(0.25)	—	—	—

Total Dividends and Distributions	—	(0.69)	(0.63)	(0.03)	(0.14)	(0.07)

Net Asset Value, End of Year/Period	$14.49	$12.96	$15.44	$17.65	$14.84	$13.11

Total Return†	11.81%	(11.47)%	(9.19)%	19.12%	14.39%	6.10%

Ratios and Supplemental Data
Net Assets, End of Year/ Period (Thousands)	$390,865	$294,808	$204,004	$173,963	$88,121	$18,124
Ratio of Expenses to Average Net Assets	1.21%††(2)	1.23%(2)	1.16%††(2)	1.16%(2)	1.16%	1.20%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Fees Paid Indirectly and Recaptured Fees)	1.20%††	1.22%	1.15%††	1.16%	1.22%	1.26%
Ratio of Net Investment Income to Average Net Assets	4.41%††	5.14%	3.14%††	0.72%	0.53%	1.17%
Portfolio Turnover Rate	35%‡	88%	75%‡	101%	93%	74%

*	Per share calculations were performed using average shares for the period.

†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.

‡	Portfolio turnover is for the period indicated and has not been annualized.

(1)	For the period August 1, 2021 to March 31, 2022. Effective September 23, 2021, the Fund changed its fiscal year end to March 31st (see Note 1 in the Notes to Financial Statements).

(2)	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING MARKETS EQUITY FUND

FINANCIAL HIGHLIGHTS

	Selected Per Share Data & Ratios For a Share
	Outstanding Throughout the Year or Period

	Institutional Shares

	Period Ended September 30, 2023 (Unaudited)	Year Ended March 31, 2023	Period Ended March 31, 2022(1)	Year Ended July 31, 2021	Year Ended July 31, 2020	Year Ended July 31, 2019
Net Asset Value, Beginning of Year/Period	$13.03	$15.52	$17.74	$14.90	$13.15	$12.47

Income from Investment Operations:
Net Investment Income*	0.33	0.74	0.37	0.16	0.09	0.18
Net Realized and Unrealized Gain (Loss)	1.23	(2.51)	(1.93)	2.72	1.82	0.59

Total from Investment Operations	1.56	(1.77)	(1.56)	2.88	1.91	0.77

Dividends and Distributions:
Net Investment Income	—	(0.72)	(0.41)	(0.04)	(0.16)	(0.09)
Capital Gains	—	—	(0.25)	—	—	—
Total Dividends and Distributions	—	(0.72)	(0.66)	(0.04)	(0.16)	(0.09)

Net Asset Value, End of Year/Period	$14.59	$13.03	$15.52	$17.74	$14.90	$13.15

Total Return†	11.97%	(11.32)%	(9.07)%	19.35%	14.62%	6.31%

Ratios and Supplemental Data
Net Assets, End of Year/ Period (Thousands)	$13,307,796	$10,954,713	$8,809,402	$8,429,150	$4,276,901	$1,783,796
Ratio of Expenses to Average Net Assets	0.98%††(2)	0.98%(2)	0.98%††(2)	0.98%(2)	0.98%	1.01%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Fees Paid Indirectly and Recaptured Fees)	0.97%††	0.97%	0.97%††	0.98%	1.03%	1.07%
Ratio of Net Investment Income to Average Net Assets	4.65%††	5.46%	3.25%††	0.90%	0.67%	1.46%
Portfolio Turnover Rate	35%‡	88%	75%‡	101%	93%	74%

*	Per share calculations were performed using average shares for the period.

†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.

‡	Portfolio turnover is for the period indicated and has not been annualized.

(1)	For the period August 1, 2021 to March 31, 2022. Effective September 23, 2021, the Fund changed its fiscal year end to March 31st (see Note 1 in the Notes to Financial Statements).

(2)	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS EMERGING MARKETS EQUITY FUND

FINANCIAL HIGHLIGHTS

	Selected Per Share Data & Ratios For a Share
	Outstanding Throughout the Year or Period

	R6 Shares
	Period Ended September 30, 2023 (Unaudited)	Year Ended March 31, 2023	Period Ended March 31, 2022(1)	Year Ended July 31, 2021	Year Ended July 31, 2020	Year Ended July 31, 2019
Net Asset Value, Beginning of Year/Period	$13.03	$15.52	$17.74	$14.90	$13.14	$12.47

Income from Investment Operations:
Net Investment Income*	0.33	0.65	0.37	0.21	0.08	0.19
Net Realized and Unrealized Gain (Loss)	1.23	(2.42)	(1.93)	2.67	1.84	0.57

Total from Investment Operations	1.56	(1.77)	(1.56)	2.88	1.92	0.76

Dividends and Distributions:
Net Investment Income	—	(0.72)	(0.41)	(0.04)	(0.16)	(0.09)
Capital Gains	—	—	(0.25)	—	—	—

Total Dividends and Distributions	—	(0.72)	(0.66)	(0.04)	(0.16)	(0.09)

Net Asset Value, End of Year/Period	$14.59	$13.03	$15.52	$17.74	$14.90	$13.14

Total Return†	11.97%	(11.32)%	(9.07)%	19.35%	14.71%	6.23%

Ratios and Supplemental Data
Net Assets, End of Year/ Period (Thousands)	$264,963	$189,724	$66,084	$65,354	$23,214	$13,241
Ratio of Expenses to Average Net Assets	0.98%††(2)	0.98%(2)	0.98%††(2)	0.98%(2)	0.98%	1.01%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Fees Paid Indirectly and Recaptured Fees)	0.97%††	0.97%	0.97%††	0.98%	1.03%	1.07%
Ratio of Net Investment Income to Average Net Assets	4.63%††	4.85%	3.25%††	1.17%	0.65%	1.57%
Portfolio Turnover Rate	35%‡	88%	75%‡	101%	93%	74%

*	Per share calculations were performed using average shares for the period.

†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.

‡	Portfolio turnover is for the period indicated and has not been annualized.

(1)	For the period August 1, 2021 to March 31, 2022. Effective September 23, 2021, the Fund changed its fiscal year end to March 31st (see Note 1 in the Notes to Financial Statements).

(2)	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY EQUITY FUND

FINANCIAL HIGHLIGHTS

	Selected Per Share Data & Ratios For a Share
	Outstanding Throughout the Year or Period

	Investor Shares
	Period Ended September 30, 2023 (Unaudited)	Year Ended March 31, 2023	Period Ended March 31, 2022(2)	Year Ended July 31, 2021	Year Ended July 31, 2020	Period Ended July 31, 2019(1)
Net Asset Value, Beginning of Year/Period	$13.55	$15.28	$14.62	$12.48	$10.48	$10.00

Income from Investment Operations:
Net Investment Income*	0.16	0.43	0.27	0.08	0.04	0.03
Net Realized and Unrealized Gain (Loss)	1.28	(1.75)	0.62	2.06	1.96	0.45

Total from Investment Operations	1.44	(1.32)	0.89	2.14	2.00	0.48

Dividends and Distributions:
Net Investment Income	—	(0.39)	(0.23)	—	—	—
Capital Gains	—	(0.02)	—	—	—	—

Total Dividends and Distributions	—	(0.41)	(0.23)	—	—	—

Net Asset Value, End of Year/Period	$14.99	$13.55	$15.28	$14.62	$12.48	$10.48

Total Return†	10.70%	(8.73)%	6.11%	17.15%	19.08%	4.80%

Ratios and Supplemental Data
Net Assets, End of Year/ Period (Thousands)	$24,617	$23,322	$4,087	$2,017	$1,252	$334
Ratio of Expenses to Average Net Assets	0.85%††(3)	1.00%(3)	0.90%††(3)	0.90%	0.90%	0.90%††
Ratio of Expenses to Average Net Assets (Excluding Waivers, Fees Paid Indirectly and Recaptured Fees)	0.85%††	0.97%	0.88%††	0.91%	1.35%	3.91%††
Ratio of Net Investment Income to Average Net Assets	2.11%††	3.05%	2.75%††	0.62%	0.33%	0.74%††
Portfolio Turnover Rate	52%‡	139%	95%‡	124%	123%	43%‡

*	Per share calculations were performed using average shares for the period.

†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.

‡	Portfolio turnover is for the period indicated and has not been annualized.

(1)	Commenced operations on March 29, 2019.

(2)	For the period August 1, 2021 to March 31, 2022. Effective September 23, 2021, the Fund changed its fiscal year end to March 31st (see Note 1 in the Notes to Financial Statements).

(3)	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY EQUITY FUND

FINANCIAL HIGHLIGHTS

	Selected Per Share Data & Ratios For a Share
	Outstanding Throughout the Year or Period

	Institutional Shares
	Period Ended September 30, 2023 (Unaudited)	Year Ended March 31, 2023	Period Ended March 31, 2022(2)	Year Ended July 31, 2021	Year Ended July 31, 2020	Period Ended July 31, 2019(1)
Net Asset Value, Beginning of Year/Period	$13.60	$15.31	$14.65	$12.50	$10.48	$10.00

Income from Investment Operations:
Net Investment Income*	0.17	0.50	0.28	0.12	0.05	0.03
Net Realized and Unrealized Gain (Loss)	1.29	(1.79)	0.63	2.04	1.97	0.45

Total from Investment Operations	1.46	(1.29)	0.91	2.16	2.02	0.48

Dividends and Distributions:
Net Investment Income	—	(0.40)	(0.25)	(0.01)	—^	—
Capital Gains	—	(0.02)	—	—	—	—

Total Dividends and Distributions	—	(0.42)	(0.25)	(0.01)	—	—

Net Asset Value, End of Year/Period	$15.06	$13.60	$15.31	$14.65	$12.50	$10.48

Total Return†	10.74%	(8.52)%	6.22%	17.33%	19.32%	4.80%

Ratios and Supplemental Data
Net Assets, End of Year/ Period (Thousands)	$1,685,112	$1,308,554	$834,826	$610,670	$201,026	$17,439
Ratio of Expenses to Average Net Assets	0.71%††(3)	0.75%(3)	0.75%††(3)	0.75%	0.75%	0.75%††
Ratio of Expenses to Average Net Assets (Excluding Waivers, Fees Paid Indirectly and Recaptured Fees)	0.71%††	0.72%	0.73%††	0.76%	1.14%	3.75%††
Ratio of Net Investment Income to Average Net Assets	2.24%††	3.57%	2.81%††	0.86%	0.48%	0.88%††
Portfolio Turnover Rate	52%‡	139%	95%‡	124%	123%	43%‡

*	Per share calculations were performed using average shares for the period.

†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.

‡	Portfolio turnover is for the period indicated and has not been annualized.

^	Amount represents less than $0.005 per share.

(1)	Commenced operations on March 29, 2019.

(2)	For the period August 1, 2021 to March 31, 2022. Effective September 23, 2021, the Fund changed its fiscal year end to March 31st (see Note 1 in the Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY EQUITY FUND

FINANCIAL HIGHLIGHTS

(3)	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY EQUITY FUND

FINANCIAL HIGHLIGHTS

		Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year or Period

	R6 Shares
	Period Ended September 30, 2023 (Unaudited)	Year Ended March 31, 2023	Period Ended March 31, 2022(2)	Year Ended July 31, 2021	Year Ended July 31, 2020	Period Ended July 31, 2019(1)
Net Asset Value, Beginning of Year/Period	$13.60	$15.30	$14.64	$12.50	$10.48	$10.00

Income from Investment Operations:

Net Investment Income*	0.17	0.51	0.28	0.19	0.05	0.03

Net Realized and Unrealized Gain (Loss)	1.28	(1.79)	0.63	1.96	1.97	0.45

Total from Investment Operations	1.45	(1.28)	0.91	2.15	2.02	0.48

Dividends and Distributions:
Net Investment Income	—	(0.40)	(0.25)	(0.01)	—^	—
Capital Gains	—	(0.02)	—	—	—	—

Total Dividends and Distributions	—	(0.42)	(0.25)	(0.01)	—	—

Net Asset Value, End of Year/Period	$15.05	$13.60	$15.30	$14.64	$12.50	$10.48

Total Return†	10.66%	(8.46)%	6.23%	17.25%	19.32%	4.80%

Ratios and Supplemental Data

Net Assets, End of Year/ Period (Thousands)	$51,071	$47,868	$51,423	$52,514	$313	$262

Ratio of Expenses to Average Net Assets	0.71%††(3)	0.75%(3)	0.75%††(3)	0.75%	0.75%	0.75%††

Ratio of Expenses to Average Net Assets (Excluding Waivers, Fees Paid Indirectly and Recaptured Fees)	0.71%††	0.72%	0.73%††	0.76%	1.29%	3.77%††

Ratio of Net Investment Income to Average Net Assets	2.25%††	3.63%	2.76%††	1.32%	0.50%	0.95%††

Portfolio Turnover Rate	52%‡	139%	95%‡	124%	123%	43%‡

*	Per share calculations were performed using average shares for the period.

†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.

‡	Portfolio turnover is for the period indicated and has not been annualized.

^	Amount represents less than $0.005 per share.

(1)	Commenced operations on March 29, 2019.

(2)	For the period August 1, 2021 to March 31, 2022. Effective September 23, 2021, the Fund changed its fiscal year end to March 31st (see Note 1 in the Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY EQUITY FUND

FINANCIAL HIGHLIGHTS

(3)	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US SELECT QUALITY EQUITY FUND

FINANCIAL HIGHLIGHTS

		Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year or Period

	Investor Shares
	Period Ended September 30, 2023 (Unaudited)	Year Ended March 31, 2023	Period Ended March 31, 2022(2)	Year Ended July 31, 2021	Year Ended July 31, 2020	Period Ended July 31, 2019(1)
Net Asset Value, Beginning of Year/Period	$15.18	$17.74	$16.42	$13.37	$10.71	$10.00

Income from Investment Operations:

Net Investment Income*	0.02	0.28	0.20	0.09	0.05	0.07

Net Realized and Unrealized Gain (Loss)	1.32	(2.15)	1.37	3.05	2.68	0.65

Total from Investment Operations	1.34	(1.87)	1.57	3.14	2.73	0.72

Dividends and Distributions:
Net Investment Income	—	(0.26)	(0.14)	(0.01)	(0.07)	(0.01)
Capital Gains	—	(0.43)	(0.11)	(0.08)	—	—

Total Dividends and Distributions	—	(0.69)	(0.25)	(0.09)	(0.07)	(0.01)

Net Asset Value, End of Year/Period	$16.52	$15.18	$17.74	$16.42	$13.37	$10.71

Total Return†	8.83%	(10.59)%	9.66%	23.57%	25.62%	7.20%

Ratios and Supplemental Data

Net Assets, End of Year/ Period (Thousands)	$99,460	$82,943	$25,786	$2,186	$1,233	$377

Ratio of Expenses to Average Net Assets	0.67%††	0.74%	0.59%††	0.59%	0.60%	0.71%††

Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	0.68%††	0.76%	0.61%††	0.63%	0.94%	4.18%††

Ratio of Net Investment Income to Average Net Assets	0.21%††	1.78%	1.75%††	0.61%	0.47%	0.87%††

Portfolio Turnover Rate	81%‡	211%	125%‡	143%	163%	155%‡

*	Per share calculations were performed using average shares for the period.

†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.

‡	Portfolio turnover is for the period indicated and has not been annualized.

(1)	Commenced operations on September 28, 2018.

(2)	For the period August 1, 2021 to March 31, 2022. Effective September 23, 2021, the Fund changed its fiscal year end to March 31st (see Note 1 in the Notes to Financial Statements).

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US SELECT QUALITY EQUITY FUND

FINANCIAL HIGHLIGHTS

		Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year or Period

	Institutional Shares
	Period Ended September 30, 2023 (Unaudited)	Year Ended March 31, 2023	Period Ended March 31, 2022(2)	Year Ended July 31, 2021	Year Ended July 31, 2020	Period Ended July 31, 2019(1)
Net Asset Value, Beginning of Year/Period	$15.24	$17.78	$16.45	$13.39	$10.72	$10.00

Income from Investment Operations:

Net Investment Income*	0.03	0.33	0.16	0.12	0.06	0.07

Net Realized and Unrealized Gain (Loss)	1.34	(2.17)	1.42	3.04	2.68	0.66

Total from Investment Operations	1.37	(1.84)	1.58	3.16	2.74	0.73

Dividends and Distributions:
Net Investment Income	—	(0.27)	(0.14)	(0.02)	(0.07)	(0.01)
Capital Gains	—	(0.43)	(0.11)	(0.08)	—	—

Total Dividends and Distributions	—	(0.70)	(0.25)	(0.10)	(0.07)	(0.01)

Net Asset Value, End of Year/Period	$16.61	$15.24	$17.78	$16.45	$13.39	$10.72

Total Return†	8.99%	(10.40)%	9.72%	23.69%	25.72%	7.33%

Ratios and Supplemental Data

Net Assets, End of Year/ Period (Thousands)	$1,316,417	$1,267,680	$884,331	$672,120	$165,974	$44,440

Ratio of Expenses to Average Net Assets	0.49%††	0.49%	0.49%††	0.49%	0.54%	0.59%††

Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	0.50%††	0.51%	0.51%††	0.53%	0.86%	1.82%††

Ratio of Net Investment Income to Average Net Assets	0.38%††	2.03%	1.45%††	0.80%	0.54%	0.79%††

Portfolio Turnover Rate	81%‡	211%	125%‡	143%	163%	155%‡

*	Per share calculations were performed using average shares for the period.

†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.

‡	Portfolio turnover is for the period indicated and has not been annualized.

(1)	Commenced operations on September 28, 2018.

(2)	For the period August 1, 2021 to March 31, 2022. Effective September 23, 2021, the Fund changed its fiscal year end to March 31st (see Note 1 in the Notes to Financial Statements).

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US SELECT QUALITY EQUITY FUND

FINANCIAL HIGHLIGHTS

		Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year or Period

	R6 Shares
	Period Ended September 30, 2023 (Unaudited)	Year Ended March 31, 2023	Period Ended March 31, 2022(2)	Year Ended July 31, 2021	Year Ended July 31, 2020	Period Ended July 31, 2019(1)
Net Asset Value, Beginning of Year/Period	$15.25	$17.79	$16.46	$13.39	$10.73	$10.00

Income from Investment Operations:

Net Investment Income*	0.04	0.33	0.16	0.13	0.07	0.08

Net Realized and Unrealized Gain (Loss)	1.32	(2.17)	1.42	3.04	2.66	0.66

Total from Investment Operations	1.36	(1.84)	1.58	3.17	2.73	0.74

Dividends and Distributions:
Net Investment Income	—	(0.27)	(0.14)	(0.02)	(0.07)	(0.01)
Capital Gains	—	(0.43)	(0.11)	(0.08)	—	—

Total Dividends and Distributions	—	(0.70)	(0.25)	(0.10)	(0.07)	(0.01)

Net Asset Value, End of Year/Period	$16.61	$15.25	$17.79	$16.46	$13.39	$10.73

Total Return†	8.92%	(10.39)%	9.72%	23.77%	25.60%	7.43%

Ratios and Supplemental Data

Net Assets, End of Year/ Period (Thousands)	$30,108	$8,010	$9,670	$9,904	$337	$268

Ratio of Expenses to Average Net Assets	0.49%††	0.49%	0.49%††	0.49%	0.54%	0.59%††

Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	0.50%††	0.51%	0.51%††	0.53%	0.93%	3.76%††

Ratio of Net Investment Income to Average Net Assets	0.49%††	1.99%	1.39%††	0.84%	0.60%	0.99%††

Portfolio Turnover Rate	81%‡	211%	125%‡	143%	163%	155%‡

*	Per share calculations were performed using average shares for the period.

†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.

‡	Portfolio turnover is for the period indicated and has not been annualized.

(1)	Commenced operations on September 28, 2018.

(2)	For the period August 1, 2021 to March 31, 2022. Effective September 23, 2021, the Fund changed its fiscal year end to March 31st (see Note 1 in the Notes to Financial Statements).

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY DIVIDEND INCOME FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year or Period

	Investor Shares

	Period Ended September 30, 2023 (Unaudited)	Year Ended March 31, 2023	Period Ended March 31, 2022(1)
Net Asset Value, Beginning of Year/Period	$9.66	$10.36	$10.00

Income from Investment Operations:
Net Investment Income*	0.28	0.40	0.30
Net Realized and Unrealized Gain (Loss)	0.20	(0.59)	0.27

Total from Investment Operations	0.48	(0.19)	0.57

Dividends and Distributions:
Net Investment Income	(0.29)	(0.51)	(0.20)
Return of Capital	—	—^	(0.01)

Total Dividends and Distributions	(0.29)	(0.51)	(0.21)

Net Asset Value, End of Year/Period	$9.85	$9.66	$10.36

Total Return†	4.92%	(1.50)%	5.69%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$9,736	$9,124	$1,060
Ratio of Expenses to Average Net Assets	0.87%††	0.86%	0.75%††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	0.95%††	1.03%	1.83%††
Ratio of Net Investment Income to Average Net Assets	5.57%††	4.19%	3.92%††
Portfolio Turnover Rate	28%‡	84%	109%‡

*	Per share calculations were performed using average shares for the period.

†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.

‡	Portfolio turnover is for the period indicated and has not been annualized.

^	Amount represents less than $0.005 per share.

(1)	Commenced operations on June 30, 2021.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS GLOBAL QUALITY DIVIDEND INCOME FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year or Period

	Institutional Shares

	Period Ended September 30, 2023 (Unaudited)	Year Ended March 31, 2023	Period Ended March 31, 2022(1)
Net Asset Value, Beginning of Year/Period	$9.66	$10.36	$10.00

Income from Investment Operations:
Net Investment Income*	0.29	0.53	0.32
Net Realized and Unrealized Gain (Loss)	0.19	(0.72)	0.25

Total from Investment Operations	0.48	(0.19)	0.57

Dividends and Distributions:
Net Investment Income	(0.28)	(0.51)	(0.20)
Return of Capital	—	—^	(0.01)

Total Dividends and Distributions	(0.28)	(0.51)	(0.21)

Net Asset Value, End of Year/Period	$9.86	$9.66	$10.36

Total Return†	4.97%	(1.46)%	5.70%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$86,723	$81,268	$70,523
Ratio of Expenses to Average Net Assets	0.73%††	0.75%	0.75%††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	0.81%††	0.92%	1.29%††
Ratio of Net Investment Income to Average Net Assets	5.70%††	5.45%	4.14%††
Portfolio Turnover Rate	28%‡	84%	109%‡

*	Per share calculations were performed using average shares for the period.

†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.

‡	Portfolio turnover is for the period indicated and has not been annualized.

^	Amount represents less than $0.005 per share.

(1)	Commenced operations on June 30, 2021.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS INTERNATIONAL QUALITY DIVIDEND INCOME FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year or Period

	Investor Shares

	Period Ended September 30, 2023 (Unaudited)	Year Ended March 31, 2023	Period Ended March 31, 2022(1)
Net Asset Value, Beginning of Year/Period	$8.42	$9.54	$10.00

Income from Investment Operations:
Net Investment Income*	0.29	0.49	0.32
Net Realized and Unrealized Gain (Loss)	0.33	(1.10)	(0.56)

Total from Investment Operations	0.62	(0.61)	(0.24)

Dividends and Distributions:
Net Investment Income	(0.28)	(0.51)	(0.22)

Total Dividends and Distributions	(0.28)	(0.51)	(0.22)

Net Asset Value, End of Year/Period	$8.76	$8.42	$9.54

Total Return†	7.39%	(6.24)%	(2.45)%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$6,412	$5,562	$1,025
Ratio of Expenses to Average Net Assets	0.85%††	0.91%	0.79%††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	0.92%††	1.08%	1.91%††
Ratio of Net Investment Income to Average Net Assets	6.51%††	5.73%	4.33%††
Portfolio Turnover Rate	26%‡	80%	102%‡

*	Per share calculations were performed using average shares for the period.

†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.

‡	Portfolio turnover is for the period indicated and has not been annualized.

(1)	Commenced operations on June 30, 2021.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS INTERNATIONAL QUALITY DIVIDEND INCOME FUND

FINANCIAL HIGHLIGHTS

		Selected Per Share Data & Ratios For a Share
		Outstanding Throughout the Year or Period

	Institutional Shares

	Period Ended September 30, 2023 (Unaudited)	Year Ended March 31, 2023	Period Ended March 31, 2022(1)
Net Asset Value, Beginning of Year/Period	$8.42	$9.54	$10.00

Income from Investment Operations:
Net Investment Income*	0.29	0.53	0.35
Net Realized and Unrealized Gain (Loss)	0.34	(1.14)	(0.59)

Total from Investment Operations	0.63	(0.61)	(0.24)

Dividends and Distributions:
Net Investment Income	(0.29)	(0.51)	(0.22)

Total Dividends and Distributions	(0.29)	(0.51)	(0.22)

Net Asset Value, End of Year/Period	$8.76	$8.42	$9.54

Total Return†	7.41%	(6.21)%	(2.45)%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$91,056	$91,491	$44,629
Ratio of Expenses to Average Net Assets	0.76%††	0.79%	0.79%††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	0.83%††	0.96%	1.48%††
Ratio of Net Investment Income to Average Net Assets	6.61%††	6.17%	4.67%††
Portfolio Turnover Rate	26%‡	80%	102%‡

*	Per share calculations were performed using average shares for the period.

†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.

‡	Portfolio turnover is for the period indicated and has not been annualized.

(1)	Commenced operations on June 30, 2021.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US QUALITY DIVIDEND INCOME FUND

FINANCIAL HIGHLIGHTS

		Selected Per Share Data & Ratios For a Share
		Outstanding Throughout the Year or Period

	Investor Shares

	Period Ended September 30, 2023 (Unaudited)	Year Ended March 31, 2023	Period Ended March 31, 2022(1)
Net Asset Value, Beginning of Year/Period	$11.04	$11.64	$10.00

Income from Investment Operations:
Net Investment Income*	0.15	0.37	0.28
Net Realized and Unrealized Gain (Loss)	(0.12)	(0.65)	1.57

Total from Investment Operations	0.03	(0.28)	1.85

Dividends and Distributions:
Net Investment Income	(0.15)	(0.32)	(0.21)
Return of Capital	—	—	—^

Total Dividends and Distributions	(0.15)	(0.32)	(0.21)

Net Asset Value, End of Year/Period	$10.92	$11.04	$11.64

Total Return†	0.23%	(2.30)%	18.57%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$4,527	$4,083	$1,232
Ratio of Expenses to Average Net Assets	0.58%††	0.57%	0.49%††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	0.67%††	0.70%	1.49%††
Ratio of Net Investment Income to Average Net Assets	2.75%††	3.29%	3.49%††
Portfolio Turnover Rate	43%‡	103%	99%‡

*	Per share calculations were performed using average shares for the period.

†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.

‡	Portfolio turnover is for the period indicated and has not been annualized.

^	Amount represents less than $0.005 per share.

(1)	Commenced operations on June 30, 2021.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS US QUALITY DIVIDEND INCOME FUND

FINANCIAL HIGHLIGHTS

		Selected Per Share Data & Ratios For a Share
		Outstanding Throughout the Year or Period

	Institutional Shares

	Period Ended September 30, 2023 (Unaudited)	Year Ended March 31, 2023	Period Ended March 31, 2022(1)
Net Asset Value, Beginning of Year/Period	$11.04	$11.64	$10.00

Income from Investment Operations:
Net Investment Income*	0.16	0.36	0.34
Net Realized and Unrealized Gain (Loss)	(0.13)	(0.63)	1.51

Total from Investment Operations	0.03	(0.27)	1.85

Dividends and Distributions:
Net Investment Income	(0.16)	(0.33)	(0.21)
Return of Capital	—	—	—^

Total Dividends and Distributions	(0.16)	(0.33)	(0.21)

Net Asset Value, End of Year/Period	$10.91	$11.04	$11.64

Total Return†	0.27%	(2.27)%	18.57%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$134,641	$159,815	$79,132
Ratio of Expenses to Average Net Assets	0.49%††	0.49%	0.49%††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	0.58%††	0.62%	0.98%††
Ratio of Net Investment Income to Average Net Assets	2.79%††	3.22%	4.10%††
Portfolio Turnover Rate	43%‡	103%	99%‡

*	Per share calculations were performed using average shares for the period.

†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.

‡	Portfolio turnover is for the period indicated and has not been annualized.

^	Amount represents less than $0.005 per share.

(1)	Commenced operations on June 30, 2021.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
SEPTEMBER 30, 2023
(Unaudited)

NOTES TO FINANCIAL STATEMENTS

1.  Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 66 funds. The financial statements herein are those of the GQG Partners Emerging Markets Equity Fund, GQG Partners Global Quality Equity Fund, GQG Partners US Select Quality Equity Fund, GQG Partners Global Quality Dividend Income Fund, GQG Partners International Quality Dividend Income Fund and GQG Partners US Quality Dividend Income Fund (each a “Fund” and collectively, the “Funds”). The investment objective of GQG Partners Emerging Markets Equity Fund, GQG Partners Global Quality Equity Fund and GQG Partners US Select Quality Equity Fund is to seek long-term capital appreciation. The investment objective of GQG Partners Global Quality Dividend Income Fund, GQG Partners International Quality Dividend Income Fund and GQG Partners US Quality Dividend Income Fund is to seek long-term capital appreciation and dividend income. Each of the Funds is classified as “non-diversified,” which means that it may invest a larger percentage of its assets in a smaller number of issuers than diversified funds. GQG Partners LLC serves as the Funds’ investment adviser (the “Adviser”). The GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund, and GQG Partners Global Quality Equity Fund commenced operations on December 28, 2016, September 28, 2018, and March 29, 2019, respectively and currently offer Investor Shares, Institutional Shares and R6 Shares. The GQG Partners Global Quality Dividend Income Fund, GQG Partners International Quality Dividend Income Fund and GQG Partners US Quality Dividend Income Fund commenced operations on June 30, 2021 and currently offer Investor Shares and Institutional Shares. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated and a shareholder’s interest is limited to the fund in which shares are held. Effective September 23, 2021, the GQG Partners Emerging Markets Equity Fund, GQG Partners Global Quality Equity Fund and GQG Partners US Select Quality Equity Fund changed their fiscal year end to March 31.

2.  Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS SEPTEMBER 30, 2023 (Unaudited)

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ official closing price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents.

Securities for which market prices are not “readily available” are required to be fair valued under the 1940 Act.

In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements to determine fair value in good faith for purposes of the 1940 Act. The rule permits fund boards to designate a fund’s investment adviser to perform fair-value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are “readily available” for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth recordkeeping requirements associated with fair-value determinations. The compliance date for Rule 2a-5 and Rule 31a-4 was September 8, 2022.

Effective September 8, 2022, and pursuant to the requirements of Rule 2a-5, the Trust’s Board of Trustees (the “Board”) designated the Adviser as the Board’s valuation designee to perform fair-value determinations for the Funds through a Fair Value Committee (the “Committee”) established by the Adviser and approved new Adviser Fair Value Procedures for the Funds. Prior to September 8, 2022, fair-value determinations were performed in accordance with the Trust’s Fair Value Procedures established by the Funds’ Board and were implemented through the Committee designated by the Board.

Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time each Fund calculates its net asset

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS SEPTEMBER 30, 2023 (Unaudited)

value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser of the Funds becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which each Fund calculates its net asset value, it may request that a Committee meeting be called.

The GQG Partners Emerging Markets Equity Fund, GQG Partners Global Quality Equity Fund, GQG Partners Global Quality Dividend Income Fund and the GQG Partners International Quality Dividend Income Fund use Intercontinental Exchange Data Pricing & Reference Data, LLC (“ICE”) as a third party fair valuation vendor. ICE provides a fair value for foreign securities in the Funds’ based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by ICE in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values its non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by ICE. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by ICE are not reliable, the Adviser contacts SEI Investments Global Fund Services (the “Administrator”) and may request that a meeting of the Committee be held.

If a local market in which the Funds own securities is closed for one or more days, the Funds shall value all securities held in that corresponding currency based on the fair value prices provided by ICE using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

●	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS SEPTEMBER 30, 2023 (Unaudited)

●

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

●	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Federal Income Taxes — It is each Fund’s intention to qualify as regulated investment companies for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., from commencement of operations, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the period ended September 30, 2023, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur any significant interest or penalties.

Foreign Taxes — The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. The Funds accrue and apply such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. The GQG Partners Emerging Markets Equity Fund, GQG Partners Global Quality Dividend Income Fund and GQG Partners International Quality Dividend Income Fund have accrued foreign tax in the amount of $150,568,110, $90,177 and $215,355, respectively, presented on the Statement of Assets and Liabilities.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS SEPTEMBER 30, 2023 (Unaudited)

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income and expense are recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date.

Participation Notes (P-Notes) – To the extent consistent with its Investment Objective and Strategies, each Fund may acquire P-Notes issued by participating banks or broker dealers. P-Notes are participation interest notes that are designed to offer a return linked to a particular underlying equity, debt, currency or market. When purchasing a P-Note, the posting of margin is not required because the full cost of the P-Note (plus commission) is paid at the time of purchase. When the P-Note matures, the issuer will pay to, or receive from, the purchaser the difference between the nominal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies of foreign securities markets that they seek to replicate.

In addition, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. The holder of a participation note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with an underlying security or instrument. However, the holder of a participation note does not receive voting rights as it would if it directly owned the underlying security or instrument. P-Notes are generally traded over-the-counter. P-Notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them and the counterparty. There is also counterparty risk associated with these investments because the Funds are relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. In addition, the Funds will incur transaction costs as a result of investments in P-Notes.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS SEPTEMBER 30, 2023 (Unaudited)

investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.

Cash—Idle cash may be swept into various time deposit accounts and is classified as cash on the Statements of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts invested are available on the same business day.

Expenses — Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed to a particular Fund are apportioned among the Funds of the Trust based on the number of Funds and/or relative net assets.

Classes—Class specific expenses are borne by that class of shares. Income, realized and unrealized gains (losses), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — GQG Partners Emerging Markets Equity Fund, GQG Partners Global Quality Equity Fund and GQG Partners US Select Quality Equity Fund distribute substantially all of their net investment income annually. GQG Partners Global Quality Dividend Income Fund, GQG Partners International Quality Dividend Income Fund and GQG Partners US Quality Dividend Income Fund distribute substantially all of their net investment income quarterly. Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

3.  Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the CCO and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4.  Administration, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides administration services to the Funds. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the period ended September 30, 2023, GQG Partners Emerging Markets Equity Fund, GQG Partners Global Quality Equity Fund, GQG Partners US Select Quality Equity Fund, GQG Partners Global Quality Dividend Income Fund, GQG Partners International Quality Dividend Income Fund and GQG Partners

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS SEPTEMBER 30, 2023 (Unaudited)

US Quality Dividend Income Fund were charged $1,813,267, $229,017, $204,338, $32,589, $32,589, and $32,589, respectively.

The Funds have adopted a Shareholder Servicing Plan (the “Plan”) that provides that a Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.25% based on the average daily net assets of the Funds’ Investor Shares. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders’ accounts and other shareholder services.

Brown Brothers Harriman & Co. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

SS&C GIDS, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust. The Funds may earn cash management credits which can be used to offset transfer agent expenses. During the period ended September 30, 2023, the GQG Partners Emerging Markets Equity Fund, GQG Partners Global Quality Equity Fund, GQG Partners US Select Quality Equity Fund, GQG Partners Global Quality Dividend Income Fund, GQG Partners International Quality Dividend Income Fund and GQG Partners US Quality Dividend Income Fund earned credits of $289,142, $20,411, $41,327, $544, $126, and $358, respectively. These amounts are listed as “Fees Paid Indirectly” on the Statements of Operations.

5.  Investment Advisory Agreement:

Under the terms of an investment advisory agreement, GQG Partners LLC provides investment advisory services to the Funds at a fee calculated at an annual rate of the Funds’ respective average daily net assets. The Adviser has contractually agreed to reduce fees and reimburse expenses for the Funds to the extent necessary to keep total annual fund operating expenses after fee reductions and/or expense reimbursements (excluding any class specific expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and non-routine expenses (collectively, “excluded expenses”)) from exceeding certain levels as set forth below (the “Contractual Expense Limit”) until July 31, 2024.

	Advisory Fee	Contractual Expense Limitation
GQG Partners Emerging Markets Equity Fund	0.90%	0.98%
GQG Partners Global Quality Equity Fund	0.65%	0.75%
GQG Partners US Select Quality Equity Fund	0.45%	0.49%
GQG Partners Global Quality Dividend Income Fund	0.60%(1)	0.68%(2)
GQG Partners International Quality Dividend Income Fund	0.60%(1)	0.68%(2)
GQG Partners US Quality Dividend Income Fund	0.45%	0.49%

(1) Prior to August 1, 2023, the annual advisory fee rate for the International Quality Dividend Income Fund and Global Quality Dividend Income Fund was 0.65%.

(2) Prior to August 1, 2023, the contractual expense limits for the International Quality Dividend Income Fund and Global Quality Dividend Income Fund were 0.79% and 0.75%, respectively.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS SEPTEMBER 30, 2023 (Unaudited)

The Adviser may recover all or a portion of its fee reductions or expense reimbursements with respect to a Fund, within a three-year period from the year in which it reduced its fee or reimbursed expenses if the Funds’ total annual fund operating expenses are below the Contractual Expense Limit. This agreement may be terminated with respect to the Fund by the Board for any reason at any time, or by the Adviser, upon ninety (90) days’ prior written notice to the Trust.

For the period ended September 30, 2023, the Adviser recaptured previously waived fees of $693,454 and $29,461 for the GQG Partners Emerging Markets Equity Fund and GQG Partners Global Quality Equity Fund, respectively.

As of September 30, 2023, the fees which were previously waived by the Adviser which may be subject to possible future reimbursement are as follows:

Period	Subject to Repayment until September 30:	GQG Partners Emerging Markets Equity Fund	GQG Partners Global Quality Equity Fund	GQG Partners U.S. Select Quality Equity Fund	GQG Partners Global Quality Dividend Income Fund	GQG Partners International Quality Dividend Income Fund	GQG Partners U.S. Quality Dividend Income Fund
2021	2024	$269,356	$-	$221,720	$58,199	$57,180	$56,871
2022	2025	-	-	176,263	162,133	171,274	170,649
2023	2026	93,476	-	234,814	119,370	99,047	170,498

		$362,832	$-	$632,797	$339,702	$327,501	$398,018

6.  Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the period ended September 30, 2023, were as follows:

	GQG Partners Emerging Markets Equity Fund	GQG Partners Global Quality Equity Fund	GQG Partners US Select Quality Equity Fund

Purchases

U.S. Government	$—	$—	$—

Other	5,718,309,591	1,039,797,453	1,165,653,542

Sales

U.S. Government	$—	$—	$—

Other	4,343,452,219	825,399,500	1,158,663,372

	GQG Partners Global Quality Dividend Income Fund	GQG Partners International Quality Dividend Income Fund	GQG Partners US Quality Dividend Income Fund

Purchases

U.S. Government	$—	$—	$—

Other	34,701,931	25,678,734	61,278,067

Sales

U.S. Government	$—	$—	$—

Other	24,533,140	29,117,861	76,531,161

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS SEPTEMBER 30, 2023 (Unaudited)

7.  Share Transactions:

	Period Ended September 30, 2023 (Unaudited)	Year Ended March 31, 2023	Period Ended March 31, 2022(1)

GQG Partners Emerging Markets Equity Fund

Investor Shares

Issued	6,988,658	15,530,921	7,572,122

Reinvestment of Distributions	–	908,588	489,700

Redeemed	(2,766,497)	(6,900,663)	(4,705,799)

Total Investor Shares Transactions	4,222,161	9,538,846	3,356,023

Institutional Shares

Issued	164,530,516	507,204,428	181,754,963

Reinvestment of Distributions	–	34,120,858	15,044,295

Redeemed	(93,004,542)	(268,494,528)	(104,267,948)

Total Institutional Shares Transactions	71,525,974	272,830,758	92,531,310

R6 Shares

Issued	5,565,229	12,939,421	1,461,155

Reinvestment of Distributions	–	564,891	160,429

Redeemed	(1,963,356)	(3,207,181)	(1,046,714)

Total R6 Shares Transactions	3,601,873	10,297,131	574,870

Net Increase in Shares Outstanding From Share Transactions	79,350,008	292,666,735	96,462,203

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS SEPTEMBER 30, 2023 (Unaudited)

	Period Ended September 30, 2023 (Unaudited)	Year Ended March 31, 2023	Period Ended March 31, 2022(1)

GQG Partners Global Quality Equity Fund

Investor Shares

Issued	174,457	1,861,830	131,220

Reinvestment of Distributions	–	45,487	2,385

Redeemed	(253,296)	(454,290)	(4,066)

Total Investor Shares Transactions	(78,839)	1,453,027	129,539

Institutional Shares

Issued	23,190,071	62,127,638	16,430,763

Reinvestment of Distributions	–	2,409,926	777,049

Redeemed	(7,486,452)	(22,887,351)	(4,358,328)

Total Institutional Shares Transactions	15,703,619	41,650,213	12,849,484

R6 Shares

Issued	5,044	136,387	–

Reinvestment of Distributions	–	98,242	55,507

Redeemed	(132,755)	(75,045)	(281,076)

Total R6 Shares Transactions	(127,711)	159,584	(225,569)

Net Increase in Shares Outstanding From Share Transactions	15,497,069	43,262,824	12,753,454

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS SEPTEMBER 30, 2023 (Unaudited)

	Period Ended September 30, 2023 (Unaudited)	Year Ended March 31, 2023	Period Ended March 31, 2022(1)

GQG Partners US Select Quality Equity Fund

Investor Shares

Issued	1,543,885	5,738,394	1,364,982

Reinvestment of Distributions	–	223,137	19,759

Redeemed	(988,370)	(1,951,306)	(64,482)

Total Investor Shares Transactions	555,515	4,010,225	1,320,259

Institutional Shares

Issued	7,584,261	47,913,676	15,231,469

Reinvestment of Distributions	–	3,451,959	745,819

Redeemed	(11,477,018)	(17,931,950)	(7,106,723)

Total Institutional Shares Transactions	(3,892,757)	33,433,685	8,870,565

R6 Shares

Issued	1,413,374	111,445	81,417

Reinvestment of Distributions	–	22,038	7,845

Redeemed	(126,319)	(151,758)	(147,506)

Total R6 Shares Transactions	1,287,055	(18,275)	(58,244)

Net Increase (Decrease) in Shares Outstanding From Share Transactions	(2,050,187)	37,425,635	10,132,580

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS SEPTEMBER 30, 2023 (Unaudited)

	Period Ended September 30, 2023 (Unaudited)	Year Ended March 31, 2023	Period Ended March 31, 2022(2)

GQG Partners Global Quality Dividend Income Fund

Investor Shares

Issued	64,579	898,419	100,261

Reinvestment of Distributions	27,937	34,097	2,019

Redeemed	(48,889)	(89,918)	–

Total Investor Shares Transactions	43,627	842,598	102,280

Institutional Shares

Issued	403,409	2,138,534	6,741,383

Reinvestment of Distributions	241,763	418,103	125,475

Redeemed	(265,916)	(945,247)	(61,145)

Total Institutional Shares Transactions	379,256	1,611,390	6,805,713

Net Increase in Shares Outstanding From Share Transactions	422,883	2,453,988	6,907,993

	Period Ended September 30, 2023 (Unaudited)	Year Ended March 31, 2023	Period Ended March 31, 2022(2)

GQG Partners International Quality Dividend Income Fund

Investor Shares

Issued	92,021	557,181	105,094

Reinvestment of Distributions	22,046	12,274	2,283

Redeemed	(43,307)	(15,939)	–

Total Investor Shares Transactions	70,760	553,516	107,377

Institutional Shares

Issued	938,933	8,116,637	4,599,582

Reinvestment of Distributions	357,710	547,078	102,660

Redeemed	(1,767,965)	(2,471,020)	(24,443)

Total Institutional Shares Transactions	(471,322)	6,192,695	4,677,799

Net Increase (Decrease) in Shares Outstanding From Share Transactions	(400,562)	6,746,211	4,785,176

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS SEPTEMBER 30, 2023 (Unaudited)

	Period Ended September 30, 2023 (Unaudited)	Year Ended March 31, 2023	Period Ended March 31, 2022(2)

GQG Partners US Quality Dividend Income Fund

Investor Shares

Issued	61,990	276,000	103,921

Reinvestment of Distributions	5,330	6,723	1,897

Redeemed	(22,477)	(18,779)	–

Total Investor Shares Transactions	44,843	263,944	105,818

Institutional Shares

Issued	552,287	8,622,399	6,682,738

Reinvestment of Distributions	166,716	356,281	120,006

Redeemed	(2,851,803)	(1,306,413)	(4,665)

Total Institutional Shares Transactions	(2,132,800)	7,672,267	6,798,079

Net Increase (Decrease) in Shares Outstanding From Share Transactions	(2,087,957)	7,936,211	6,903,897

(1) For the period August 1, 2021 to March 31, 2022. Effective September 23, 2021, the Fund changed its fiscal year end to March 31st (see Note 1 in the Notes to Financial Statements).

(2) Commenced operations on June 30, 2021.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS SEPTEMBER 30, 2023 (Unaudited)

8.  Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to distributable earnings or paid-in capital, as appropriate, in the period that the differences arise.

The tax character of dividends and distributions paid during the fiscal year ended March 31, 2023, March 31, 2022 and July 31, 2021 were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
GQG Partners Emerging Markets Equity Fund
2023	$541,557,016	$—	$—	$541,557,016
2022	209,899,820	129,548,986	—	339,448,806
2021	15,044,817	—	—	15,044,817
GQG Partners Global Quality Equity Fund
2023	$38,235,676	$1,449,272	$—	$39,684,948
2022	12,663,198	—	—	12,663,198
2021	397,815	—	—	397,815
GQG Partners US Select Quality Equity Fund
2023	$24,081,829	$37,108,044	$—	$61,189,873
2022	7,289,909	5,950,217	—	13,240,126
2021	3,108,808	409,162	—	3,517,970
GQG Partners Global Quality Dividend Income Fund
2023	$4,186,503	$—	$3,232	$4,189,735
2022	1,282,667	—	40,438	1,323,105
GQG Partners International Quality Dividend Income Fund
2023	$4,628,825	$—	$—	$4,628,825
2022	1,033,184	—	—	1,033,184
GQG Partners US Quality Dividend Income Fund
2023	$4,148,055	$—	$—	$4,148,055
2022	1,373,930	—	16,814	1,390,744

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS SEPTEMBER 30, 2023 (Unaudited)

As of March 31, 2023, the components of Distributable Earnings (Accumulated Loss) on a tax basis were as follows:

GQG Partners Emerging Markets Equity Fund

Undistributed Ordinary Income	$80,929,012
Capital Loss Carryforwards	(1,249,660,636)
Post October Losses	(191,071,658)
Unrealized Depreciation	(5,252,095)
Other Temporary Differences	(4)

Total Accumulated Loss	$(1,365,055,381)

GQG Partners Global Quality Equity Fund

Undistributed Ordinary Income	$7,828,902
Capital Loss Carryforwards	(111,827,070)
Post October Losses	(594,841)
Unrealized Appreciation	97,703,790
Other Temporary Differences	(5)

Total Accumulated Loss	$(6,889,224)

GQG Partners US Select Quality Equity Fund

Undistributed Ordinary Income	$5,618,587
Capital Loss Carryforwards	(72,545,354)
Post October Losses	(21,513,777)
Unrealized Appreciation	97,264,901
Other Temporary Differences	(11)

Total Distributable Earnings	$8,824,346

GQG Partners Global Quality Dividend Income Fund

Capital Loss Carryforwards	$(6,866,244)
Late-Year Specified Loss Deferral	(11,914)
Unrealized Appreciation	2,649,315
Other Temporary Differences	3

Total Accumulated Loss	$(4,228,840)

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS SEPTEMBER 30, 2023 (Unaudited)

GQG Partners International Quality Dividend Income Fund

Undistributed Ordinary Income	$40,108

Capital Loss Carryforwards	(9,260,947)

Post October Losses	(2,671,151)

Unrealized Appreciation	3,298,921

Other Temporary Differences	(3)

Total Accumulated Loss	$(8,593,072)

GQG Partners US Quality Dividend Income Fund

Capital Loss Carryforwards	$(7,369,894)

Post October Losses	(1,569,420)

Unrealized Appreciation	9,288,690

Other Temporary Differences	2

Total Distributable Earnings	$349,378

Post October capital losses represent capital losses realized on investment transactions from November 1, 2022 through March 31, 2023, that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year.

Late-year specified loss deferral represents ordinary losses from January 1, 2023 through March 31, 2023, that in accordance with Federal income tax regulations, the Funds defer and treat as having arisen in the following fiscal year.

For Federal income tax purposes, capital losses may be carried forward and applied against future capital gains. Net capital losses earned may be carried forward indefinitely and must retain the character of the original loss.

	Short-Term Loss	Long-Term Loss	Total
GQG Partners Emerging Markets Equity Fund	$1,249,660,636	$—	$1,249,660,636
GQG Partners Global Quality Equity Fund	111,827,070	—	111,827,070
GQG Partners US Select Quality Equity Fund	72,545,354	—	72,545,354
GQG Partners Global Quality Dividend Income Fund	6,866,244	—	6,866,244
GQG Partners International Quality Dividend Income Fund	9,160,113	100,834	9,260,947
GQG Partners US Quality Dividend Income Fund	7,369,894	—	7,369,894

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS SEPTEMBER 30, 2023 (Unaudited)

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years and passive foreign investment companies. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments (including foreign currency and derivatives, if applicable) held by the Funds at September 30, 2023, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
GQG Partners Emerging Markets Equity Fund	$12,031,072,168	$2,106,071,635	$ (709,651,191)	$ 1,396,420,444
GQG Partners Global Quality Equity Fund	1,447,058,724	267,666,306	(26,858,999)	240,807,307
GQG Partners US Select Quality Equity Fund	1,216,483,974	236,128,044	(32,009,862)	204,118,182
GQG Partners Global Quality Dividend Income Fund	86,398,264	11,309,986	(4,555,277)	6,754,709
GQG Partners International Quality Dividend Income Fund	85,921,951	12,784,544	(3,843,386)	8,941,158
GQG Partners US Quality Dividend Income Fund	119,782,988	14,869,148	(2,988,307)	11,880,841

9. Concentration of Risks:

As with all mutual funds, there is no guarantee that a Fund will achieve its investment objective. You could lose money by investing in a Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Active Management Risk (All Funds) – The Funds are subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Funds’ investments may prove to be incorrect. If the investments selected and strategies employed by a Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.

Depositary Receipts Risk (All Funds) – ADRs are typically trust receipts issued by a U.S. bank or trust company that evidence an indirect interest in underlying securities issued by a foreign entity. GDRs, EDRs, and other types of depositary receipts are typically issued by non-U.S. banks or financial institutions to evidence an interest in underlying securities issued by either a U.S. or a non-U.S. entity. Investments in non-U.S. issuers through ADRs, GDRs, EDRs, and other types of depositary receipts generally involve risks applicable to other types of investments in non-U.S. issuers. Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS SEPTEMBER 30, 2023 (Unaudited)

If a depositary receipt is denominated in a different currency than its underlying securities, a Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. The values of depositary receipts may decline for a number of reasons relating to the issuers or sponsors of the depositary receipts, including, but not limited to, insolvency of the issuer or sponsor. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of depositary receipts may differ from the prices of securities upon which they are based.

The Funds may invest in unsponsored depositary receipts, which are issued by one or more depositaries without a formal agreement with the company that issues the underlying securities. Holders of unsponsored depositary receipts generally bear all the costs thereof, and the depositaries of unsponsored depositary receipts frequently are under no obligation to distribute shareholder communications received from the issuers of the underlying securities or to pass through voting rights with respect to the underlying securities. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information to the market and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.

Equity Risk (All Funds) – Equity securities include common and preferred stocks, depositary receipts, and P-Notes. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stockholders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Depositary receipts are described above and P-Notes are described below. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a mutual fund invests will cause the fund’s net asset value (“NAV”) to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

ETF Risk (GQG Partners Global Quality Equity Fund, GQG Partners Global Quality Dividend Income Fund, GQG Partners International Quality Dividend Income Fund and GQG Partners US Quality Dividend Income Fund) – ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. and non-U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which an index ETF is based or the other holdings of an ETF, and the value of the Fund’s investment will fluctuate in response to the performance of the underlying index or

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS SEPTEMBER 30, 2023 (Unaudited)

holdings. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium to their NAV and the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect the Fund’s performance.

Dividend-Paying Investments Risk (GQG Partners Global Quality Dividend Income Fund, GQG Partners International Quality Dividend Income Fund and GQG Partners US Quality Dividend Income Fund) - The Fund’s investments in dividend-paying securities could cause the Fund to underperform other funds. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future.

Foreign Company Risk (All Funds) – Investing in foreign companies, including direct investments and investments through depositary receipts and P-Notes, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While depositary receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

Foreign Currency Risk (All Funds) – Because non-U.S. securities are usually denominated in currencies other than the dollar, the value of a Fund’s portfolio may be influenced by currency exchange rates and exchange control regulations. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Foreign Securities/Emerging Markets Risk (All Funds) – Investments in securities of foreign companies (including direct investments as well as investments through depositary receipts

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS SEPTEMBER 30, 2023 (Unaudited)

or P-Notes) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Financial statements of foreign issuers are governed by different accounting, auditing, and financial reporting standards than the financial statements of U.S. issuers and may be less transparent and uniform than in the United States. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising a Fund’s portfolio. These risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Geographic Focus Risk (All Funds) – To the extent that it focuses its investments in a particular country or geographic region, a Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Investing in Russia (All Funds) – Geopolitical risks, including those arising from trade tension and/or the imposition of trade tariffs, terrorist activity or acts of civil or international hostility, are increasing. For instance, military conflict and escalating tensions between Russia and Ukraine could result in geopolitical instability and adversely affect the global economy or specific markets. Any such events and responses, including regulatory developments, may cause significant volatility and declines in the global markets, disproportionate impacts to certain industries or sectors, disruptions to commerce (including to economic activity, travel and supply chains), loss of life and property damage, and may adversely affect the global economy or capital markets, as well as the Company’s products, operations, clients, vendors and employees, which may cause the Funds’ AUM, revenue and earnings to decline. The Funds’ exposure to geopolitical risks may be heightened to the extent such risks arise in countries in which the Funds’ currently operates or is seeking to expand its presence.

Investing in the United States Risk (All Funds) – A decrease in imports or exports, changes in trade regulations and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the U.S. are changing many aspects of financial and other regulation and may have a significant effect on the U.S.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS SEPTEMBER 30, 2023 (Unaudited)

markets generally, as well as on the value of certain securities. In addition, a continued rise in the U.S. public debt level or U.S. austerity measures may adversely affect U.S. economic growth and the securities in which the Fund invests.

Investment Style Risk (All Funds) – Each Fund pursues a “growth style” of investing, meaning that the Fund invests in equity securities of companies that the Adviser believes will have above-average rates of relative earnings growth and which, therefore, may experience above-average increases in stock prices. Over time, a relative growth investing style may go in and out of favor, causing a Fund to sometimes underperform other equity funds that use differing investing styles.

IPO Risk (All Funds) – The Funds may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about a company’s business model, quality of management, earnings growth potential and other criteria used to evaluate its investment prospects. Accordingly, investments in IPO shares involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. Investments in IPO shares may also involve high transaction costs, and are subject to market risk and liquidity risk, which are described below.

When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that a Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

Large Capitalization Company Risk (All Funds) – The large capitalization companies in which a Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Large Purchase and Redemption Risk (All Funds) – Large purchases or redemptions of a Fund’s shares may affect the Fund, since the Fund may be required to sell portfolio securities

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS SEPTEMBER 30, 2023 (Unaudited)

if it experiences redemptions, and the Fund will need to invest additional cash that it receives. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that a Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. In addition, a large redemption could result in a Fund’s expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Liquidity Risk (All Funds) – Certain securities may be difficult or impossible to sell at the time and the price that a Fund would like. A Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Market Risk (All Funds) – The value of the securities in which the Funds invest may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world. Price changes may be temporary or last for extended periods. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such conditions, events and actions may result in greater market risk. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

New Fund Risk (GQG Partners Global Quality Dividend Income Fund, GQG Partners International Quality Dividend Income Fund and GQG Partners US Quality Dividend Income Fund) – Because the Fund is new, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

Non-Diversification Risk (All Funds) – Each Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent that a Fund invests its assets in a smaller number of

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS SEPTEMBER 30, 2023 (Unaudited)

issuers, the Fund will be more susceptible to negative events affecting those issuers than a diversified fund.

Participation Notes Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners Global Quality Equity Fund, GQG Partners Global Quality Dividend Income Fund and GQG Partners International Quality Dividend Income Fund) – P-Notes are generally traded over-the-counter and constitute general unsecured contractual obligations of the banks and broker-dealers that issue them. Generally, these banks and broker-dealers buy securities listed on certain foreign exchanges and then issue P-Notes which are designed to replicate the performance of certain issuers and markets. The performance results of P-Notes will not correlate exactly to the performance of the issuers or markets that they seek to replicate due to transaction costs and other expenses. The holder of a P-Note typically does not receive voting or other rights as it would if it directly owned the underlying security, but is subject to the same risks of investing directly in the underlying security.

Proprietary Model Risk (GQG Partners Global Quality Dividend Income Fund, GQG Partners international Quality Dividend Income Fund and GQG Partners US Quality Dividend Income Fund) - Proprietary models that may be used to evaluate securities or securities markets are based on certain assumptions concerning the interplay of market factors and may not adequately take into account certain factors and may result in the Fund having a lower return than if the Fund were managed using another model or investment strategy. The markets or prices of individual securities may be affected by factors not foreseen in developing the models.

Small- and Mid-Capitalization Company Risk (All Funds) – The small- and mid-capitalization companies in which a Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Stock Connect Investing Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners Global Quality Equity Fund, GQG Partners Global Quality Dividend Income Fund and GQG Partners International Quality Dividend Income Fund) – Trading through Stock Connect is subject to a number of restrictions that may affect a Fund’s investments and returns, including a daily quota that limits the maximum net purchases under Stock Connect each day. In addition, investments made through Stock Connect are subject to relatively untested trading, clearance and settlement procedures. Moreover, A Shares purchased through Stock Connect generally may only be sold or otherwise transferred through Stock Connect. A Fund’s investments in A Shares purchased through Stock Connect are generally subject to Chinese securities regulations and listing rules. While overseas investors currently are exempt from paying capital gains or value added taxes on income and gains from investments in A Shares

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS SEPTEMBER 30, 2023 (Unaudited)

purchased through Stock Connect, these tax rules could be changed, which could result in unexpected tax liabilities for the Fund.

Stock Connect operates only on days when both the China and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. Therefore, a Fund may be subject to the risk of price fluctuations of A Shares during the time when Stock Connect is not trading. Because of the way in which A shares are held in Stock Connect, a Fund may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security, and may suffer losses in the event the depository of the Shanghai Stock Exchange or Shenzhen Stock Exchange becomes insolvent. Stock Connect is a relatively new program. Further developments are likely and there can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect a Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of Stock Connect are uncertain, and they may have a detrimental effect on the Fund’s investments and returns.

U.S. Treasury Securities Risk (GQG Partners US Select Quality Equity Fund, GQG Partners Global Quality Equity Fund, GQG Partners Global Quality Dividend Income Fund, GQG Partners International Quality Dividend Income Fund and GQG Partners US Quality Dividend Income Fund) – A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate.

10.  Concentration of Shareholders:

At September 30, 2023, the percentage of total shares outstanding held by shareholders for the Fund, which are comprised of individual shareholders and omnibus accounts that are held on behalf of various individual shareholders, each owning 10% or greater of the aggregate shares outstanding, were as follows:

GQG Partners Emerging Markets Equity Fund	No. of Shareholders	% Ownership
Investor Shares	3	86%
Institutional Shares	3	56%
R6 Shares	2	53%

GQG Partners Global Quality Equity Fund	No. of Shareholders	% Ownership
Investor Shares	2	84%
Institutional Shares	2	54%
R6 Shares	1	96%

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS SEPTEMBER 30, 2023 (Unaudited)

GQG Partners US Select Quality Equity Fund	No. of Shareholders	% Ownership
Investor Shares	2	83%
Institutional Shares	2	70%
R6 Shares	2	90%

GQG Partners Global Quality Dividend Income Fund	No. of Shareholders	% Ownership
Investor Shares	2	99%
Institutional Shares	4	86%

GQG Partners International Quality Dividend Income Fund	No. of Shareholders	% Ownership
Investor Shares	2	99%
Institutional Shares	4	90%

GQG Partners US Quality Dividend Income Fund	No. of Shareholders	% Ownership
Investor Shares	2	95%
Institutional Shares	2	72%

11.  Indemnifications:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

12.  Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of September 30, 2023.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS SEPTEMBER 30, 2023 (Unaudited)

DISCLOSURE OF FUND EXPENSES

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for Fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (April 1, 2023 to September 30, 2023).

The table on the next page illustrates your Fund’s costs in two ways:

● Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

● Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS SEPTEMBER 30, 2023 (Unaudited)

GQG Partners Emerging Markets Equity Fund

	Beginning Account Value 4/1/23	Ending Account Value 9/30/23	Annualized Expense Ratios	Expenses Paid During Period*

Investor Shares

Actual Portfolio Return	$1,000.00	$1,118.10	1.21%	$6.41

Hypothetical 5% Return	1,000.00	1,018.95	1.21	6.11

Institutional Shares

Actual Portfolio Return	$1,000.00	$1,119.70	0.98	$5.19

Hypothetical 5% Return	1,000.00	1,020.10	0.98	4.95

R6 Shares

Actual Portfolio Return	$1,000.00	$1,119.70	0.98	$5.19

Hypothetical 5% Return	1,000.00	1,020.10	0.98	4.95

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

GQG Partners Global Quality Equity Fund

	Beginning Account Value 4/1/23	Ending Account Value 9/30/23	Annualized Expense Ratios	Expenses Paid During Period*

Investor Shares

Actual Portfolio Return	$1,000.00	$1,107.00	0.85%	$4.48

Hypothetical 5% Return	1,000.00	1,020.75	0.85	4.29

Institutional Shares

Actual Portfolio Return	$1,000.00	$1,107.40	0.71	$3.74

Hypothetical 5% Return	1,000.00	1,021.45	0.71	3.59

R6 Shares

Actual Portfolio Return	$1,000.00	$1,106.60	0.71	$3.74

Hypothetical 5% Return	1,000.00	1,021.45	0.71	3.59

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS SEPTEMBER 30, 2023 (Unaudited)

GQG Partners US Select Quality Equity Fund

	Beginning Account Value 4/1/23	Ending Account Value 9/30/23	Annualized Expense Ratios	Expenses Paid During Period*

Investor Shares

Actual Portfolio Return	$1,000.00	$1,088.30	0.67%	$3.50

Hypothetical 5% Return	1,000.00	1,021.65	0.67	3.39

Institutional Shares

Actual Portfolio Return	$1,000.00	$1,089.90	0.49	$2.56

Hypothetical 5% Return	1,000.00	1,022.55	0.49	2.48

R6 Shares

Actual Portfolio Return	$1,000.00	$1,089.20	0.49	$2.56

Hypothetical 5% Return	1,000.00	1,022.55	0.49	2.48

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

GQG Partners Global Quality Dividend Income Fund

	Beginning Account Value 4/1/23	Ending Account Value 9/30/23	Annualized Expense Ratios	Expenses Paid During Period*

Investor Shares

Actual Portfolio Return	$1,000.00	$1,049.20	0.87%	$4.46

Hypothetical 5% Return	1,000.00	1,020.65	0.87	4.39

Institutional Shares

Actual Portfolio Return	$1,000.00	$1,049.70	0.73	$3.74

Hypothetical 5% Return	1,000.00	1,021.35	0.73	3.69

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS SEPTEMBER 30, 2023 (Unaudited)

GQG Partners International Quality Dividend Income Fund

	Beginning Account Value 4/1/23	Ending Account Value 9/30/23	Annualized Expense Ratios	Expenses Paid During Period*

Investor Shares

Actual Portfolio Return	$1,000.00	$1,073.90	0.85%	$4.41

Hypothetical 5% Return	1,000.00	1,020.75	0.85	4.29

Institutional Shares

Actual Portfolio Return	$1,000.00	$1,074.10	0.76	$3.94

Hypothetical 5% Return	1,000.00	1,021.20	0.76	3.84

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

GQG Partners US Quality Dividend Income Fund

	Beginning Account Value 4/1/23	Ending Account Value 9/30/23	Annualized Expense Ratios	Expenses Paid During Period*

Investor Shares

Actual Portfolio Return	$1,000.00	$1,002.30	0.58%	$2.90

Hypothetical 5% Return	1,000.00	1,022.10	0.58	2.93

Institutional Shares

Actual Portfolio Return	$1,000.00	$1,002.70	0.49	$2.45

Hypothetical 5% Return	1,000.00	1,022.55	0.49	2.48

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period.)

NOTES

NOTES

GQG Partners Funds

P.O. Box 219009

Kansas City, MO 64121-9009

1-866-362-8333

Investment Adviser:

GQG Partners LLC

450 East Las Olas Boulevard, Suite 750

Fort Lauderdale, FL 33301

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

Independent Registered Public Accounting Firm:

PricewaterhouseCoopers LLP

Two Commerce Square

Suite 1800

2001 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds described. Investors should read it carefully before investing or sending money.

GQG-SA-001-0800

(b)	Not applicable

Item 2. Code of Ethics.

Not applicable for semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies. Effective for closed-end management investment companies for fiscal-years-ending on or after December 31, 2005.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13. Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: December 8, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President
Date: December 8, 2023

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger,
Treasurer, Controller, and CFO

Date: December 8, 2023